UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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☒      Preliminary Proxy Statement
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☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

YUKON GOLD CORPORATION, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Date Filed: September 19, 2008

YUKON GOLD CORPORATION, INC.
55 York Street, Suite 401
Toronto, Ontario M5J 1R7
Canada

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 55 York Street, Suite 401, Toronto at 10:00 AM
ON OCTOBER 30, 2008

October 3, 2008

Dear Shareholder:

You are invited to the Annual and Special Meeting (the "Meeting") of the Shareholders of Yukon Gold Corporation, Inc. (the "Company"). The Company will hold its Annual and Special Meeting at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7 at 10:00A.M. Eastern Daylight Time on October 30, 2008 for the following purposes:

1.

To elect seven directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected or appointed;

2.

To ratify the appointment of Schwartz Levitsky Feldman, LLP as the independent auditors of the Company for the financial year ending April 30, 2009;

3.

To amend the By-laws of the Company to reduce the number of shares, present in person or by proxy, required to constitute a quorum at any meeting of Shareholders to one-third of the shares of the Company entitled to vote; and

4.

To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

The Board of Directors has fixed September 29, 2008, as the Record Date (the "Record Date") for determining the Shareholders entitled to receive notice of, and to vote at, the Annual and Special Meeting or any adjournment or postponement thereof. Only Shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.

All Shareholders are invited to attend the Annual and Special Meeting in person. However, even if you expect to be present at the meeting, you are requested to mark, sign, date, and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by the Company not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the Meeting in order to be counted. Shareholders of record attending the Annual and Special Meeting may vote in person even if they have previously voted by proxy.

We have enclosed the Company’s Proxy Statement and Information Circular in connection with the Annual and Special Meeting. If you have any questions concerning this Proxy Statement and Information Circular or need help in voting your shares, please contact:

Mr. Ronald K. Mann
President and Chief Executive Officer
Yukon Gold Corporation, Inc.
55 York Street, Suite 401
Toronto, Ontario M5J 1R7
(800) 295-0671 (ext. 12)
e-mail: info@yukongoldcorp.com

Copies of the Company’s annual, quarterly and periodic reports are available at the website maintained by the Securities and Exchange Commission at www.sec.gov/edgar/searchedgar/companysearch.html and at the website maintained by the Ontario Securities Commission at www.SEDAR.com. The Company’s financial statements for the quarter ended July 31, 2008 (unaudited) and the year ended April 30, 2008 (audited) are included as part of this Proxy Statement and Information Circular.

Dated this ____ day of October, 2008

BY ORDER OF THE BOARD OF DIRECTORS

________________________
Ronald K. Mann
President and Chief Executive Officer

YUKON GOLD CORPORATION, INC.

PROXY STATEMENT AND INFORMATION CIRCULAR
September __, 2008

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 30, 2008

GENERAL

The enclosed proxy is solicited by the board of directors of Yukon Gold Corporation, Inc. (the "Company" or "Yukon Gold"), for use at the Annual and Special Meeting of Shareholders (the "Meeting") of the Company to be held at 55 York Street, Suite 401, Toronto, Ontario, Canada M5J 1R7 at 10:00 A.M., Eastern Daylight Time on October 30, 2008, and at any adjournment or postponement thereof.

Our executive offices are located at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7. This Proxy Statement and the accompanying proxy card are being mailed to our Shareholders on or about October 3, 2008.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees, mailing and other expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $20,000.00.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder"). A Shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a Shareholder of the Company. All completed proxy forms must be deposited with Yukon Gold not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a Shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favor of matters described in the proxy.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered Shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. If you submit a proxy, you must complete, date and sign the Proxy, and then return it to the Transfer Agent, Equity Transfer & Trust Company, by mail or by hand delivery at 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, Canada not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significance to Shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered Shareholders (those whose names appear in the records of the Company as the registered holders of Shares).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of Shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered Shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and in Canada. ADP mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a beneficial Shareholder of the Company), other than the person(s) designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to ADP by mail or facsimile or given to ADP by phone or over the internet, in accordance with ADP's instructions. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from ADP, you cannot use it to vote Shares directly at the Meeting. The voting instruction form must be completed and returned to ADP, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend the Meeting as proxyholder for your broker and vote your Shares in that capacity. If you wish to attend the Meeting and indirectly vote your Shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

IF YOU DO NOT GIVE INSTRUCTIONS TO YOUR BROKER OR OTHER
NOMINEE, YOUR SHARES MAY NOT BE VOTED OR THEY MAY BE VOTED
WITHOUT YOUR DIRECTION.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Meeting. If you were a stockholder of record on the Record Date, you will retain your voting rights for the Meeting even if you sell shares after the Record Date. Accordingly, it is important that you vote the shares you owned on the Record Date or grant a proxy to vote such shares, even if you sell some or all of your shares after the Record Date.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered Shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered Shareholder or the registered Shareholder’s authorized attorney in writing or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to the Company at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)

Personally attending the meeting and voting the registered Shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

VOTING PROCEDURE

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. Any number of Shareholders, even if less than a quorum may adjourn the meeting without further notice until a quorum is obtained. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted: (1) "FOR" the election of each of the nominees to the board of directors named on the following page, (2) "FOR" the resolution to ratify the appointment of Schwartz Levitsky Feldman LLP as independent auditors of the Company for the financial year ending April 30, 2009, and (3) "FOR" the approval of the amendment of the By-laws of the Company. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

PROPOSAL 1

ELECTION OF DIRECTORS

The board of directors proposes that the following seven nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: J.L. Guerra, Jr., Ronald K. Mann, Howard S. Barth, Kenneth J. Hill, Robert E. Van Tassell, G.E. (Ted) Creber, Q.C and Neil MacDonald.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the board of directors anticipates that the seven nominees will be available to serve as directors of Yukon Gold, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

The following table sets out the names of the nominees, principal occupations; the period of time that they have been directors of the Company and their positions and offices in the Company, as applicable.

Name, and Current Position with the Company	Director Since	Background and Information
J.L. Guerra, Jr., Director, Chairman of the Board	November 2, 2005

Mr. Guerra has over twenty years of experience operating his own companies in the real estate brokerage, acquisition and development business in San Antonio, Texas.  Mr. Guerra also has experience with venture capital projects and has raised substantial capital for numerous projects in mining, hi-tech and other areas.  Mr. Guerra lives in San Antonio, Texas.  Mr. Guerra is 52 years old.

Ronald K. Mann Director, President and Chief Executive Officer	December 15, 2007

Effective as of December 15, 2007, the Board appointed Mr. Mann as President and Chief Executive Officer of the Company.  Also effective as of December 15, 2007, Mr. Mann was appointed to fill a vacancy on the board of directors.  Prior to joining Yukon Gold, Mr. Mann spent 25 years in the investment industry with an emphasis on mining and mining related companies in the last decade.  In the last three years Mr. Mann held an executive position at a Toronto-based asset manager and merchant bank involved extensively in mining.  Mr. Mann has been a member of the Law Society of Upper Canada since 1977.  In the late 1980’s, Mr. Mann was Assistant General Manager, Corporate Finance of CIBC, as well as a Vice President and Director with CIBC Securities Inc.  Mr. Mann is 58 years old.

Howard S. Barth, Director	May 11, 2005

Mr. Barth is an independent accountant with his own practice which he started in 1984.  In his 25 years of public practice Mr. Barth has had direct involvement in a number of industries and is familiar with all aspects of accounting for small to medium sized businesses.  His diverse clientele includes businesses in the construction, retail, manufacturing, and restaurant sectors.  Since 1979, Mr. Barth has been a member of the Canadian Institute of Chartered Accountants and the Ontario Institute of Chartered Accountants.  Mr. Barth is a former President and CEO of Yukon Gold.  He is also a director of Victory Nickel Inc., Nuinsco Resources Limited and Campbell Resources Inc.  Mr. Barth is 56 years old.

Name, and Current Position with the Company	Director Since	Background and Information
Robert E. Van Tassell, Director	May 30, 2005

Robert E. “Dutch” Van Tassell began his mining career with Giant Yellowknife Mines in 1956.  He retired as a mining executive in 1998 after a long and illustrious career in the industry.  He is also a director of Colombia Goldfields Ltd., Lexam Explorations Inc., Plato Gold Corp., Red Lake Resources and Rupert Resources Ltd.  Mr. Van Tassell is 73 years old.

Kenneth J. Hill, P. Eng. Director	December 15, 2004

Mr. Hill has over forty years of experience in the mining industry.  Mr. Hill is a registered professional engineer and graduated with a degree in Geological Engineering from the Michigan Technological University.  He also holds a degree in Mining Technology from the Haileybury School of Mines.  Mr. Hill is the founder of ProMin Consulting Associates Inc. (“ProMin”), a Canadian company that provides independent consulting and project management services to the global minerals industry.  Prior to  establishing ProMin, Mr. Hill held senior positions involving mine design, mine development and mine operations with Inmet Mining Corp., Northgate Exploration Ltd., Dome Mines Ltd. (now Placer Dome Inc.) and J.S. Redpath Ltd.  Mr. Hill is currently a director of First Metals Inc. Mr. Hill is 69 years old.

G.E. (Ted) Creber, Q.C	February 21, 2008

Mr. Creber was appointed to fill a vacancy on the Company's Board of Directors on February 21, 2008.  He currently is an investor in, and is involved in management of, several private Canadian companies.  He is a former managing director and President of George Weston Limited and President and CEO of the Consumers Gas Company (now Enbridge).  He has at various times served as a director of a number of major Canadian companies including among others, George Weston Limited, Loblaw Groceterias Inc., Home Oil of Canada Limited, Canada Trust Company (now part of the Toronto Dominion Bank), Union Oil Company of Canada, Burns Foods Limited, International Pursuit Corporation and World Point Terminals Inc.  Mr. Creber graduated from the University of Toronto with a degree in political science and economics and from Osgoode Hall with a degree in law.  He was appointed a Queen's Counsel in 1965.  He has practiced law in the field of corporate and securities law with several major Canadian law firms.  Mr. Creber is 81 years old.

Neil MacDonald	N/A

Mr. MacDonald has been the President and CEO of NovaDX Ventures Corp. since October, 2006.  Mr. MacDonald was the former Manager of Retail Corporate Finance with Blackmont Capital Inc. from 2000 to October 6, 2006.  Prior to Blackmont he served as a corporate finance partner with Goepel McDermid, McDermid St. Lawrence Securities and Canaccord Capital.  Mr. MacDonald serves on the TSX Venture Exchange Advisory committee and has served on the IDA Pacific District Counsel.  Mr. MacDonald is 47 years old.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company appointed Schwartz Levitsky Feldman, LLP as independent auditors to audit the financial statements of the Company for the fiscal year ended April 30, 2008. This appointment was confirmed by a vote of Shareholders held at an Annual and Special Meeting of the Shareholders of the Company held on March 18, 2008 (following an adjournment from the originally scheduled meeting on February 21, 2008) and they have been appointed by the board of directors to continue as Yukon Gold’s independent auditor for the fiscal year ended April 30, 2009 and until the next annual meeting of Shareholders.

Audit Fees: The Company paid to Schwartz Levitsky Feldman, LLP audit and audit related fees of approximately $29,289 (CDN$29,500) in 2008 and $31,816 (CDN$36,200) in 2007.

The Company paid $1,290 (CDN$1,300) to Schwartz Levitsky Feldman for tax services in 2008 and $879 (CDN$1,000) in 2007.

Although the appointment of Schwartz Levitsky Feldman, LLP is not required to be submitted to a vote of the Shareholders, the board of directors believes it appropriate as a matter of policy to request that the Shareholders ratify the appointment of the independent public accountant for the fiscal year ending April 30, 2009. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the board of directors of Yukon Gold to select other auditors for the fiscal year ending April 30, 2009.

THE BOARD OF DIRECTORS RECOMMENDS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SCHWARTZ LEVITSKY FELDMAN LLP AS YUKON GOLD’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2009.

PROPOSAL 3

PROPOSAL TO AMEND THE BY-LAWS OF THE COMPANY TO REDUCE THE SHAREHOLDER
QUORUM REQUIREMENT TO ONE-THIRD OF THE SHARES ENTITLED TO VOTE

The Company’s By-laws currently state that one-half of the shares entitled to vote, either in person or represented by proxy, shall constitute a quorum for a Shareholders’ meeting. The Board of Directors believes that it would be in the best interests of the Company and the Shareholders to lower the quorum requirement to one-third of the shares entitled to vote, the minimum quorum required by Delaware law. The proposed amendment to the Company’s By-laws to lower the quorum requirement is attached hereto as Exhibit B.

PURPOSE AND BACKGROUND OF AMENDING THE BY-LAWS OF THE COMPANY

The Company has experienced low Shareholder voting in connection with past Shareholder meetings and, as a result, has been forced to devote substantial resources to soliciting proxies in order to conduct such meetings. Last year, the Annual and Special Meeting of Shareholders had to be adjourned in order to obtain sufficient proxies to establish a quorum. The Board believes that a decreased quorum requirement will mitigate the expense and difficulty of soliciting proxies and holding Shareholder meetings in the future. In order to reduce the quorum requirement, the By-laws of the Company must be amended.

Currently, the Company’s By-laws require that a majority of the shares of the Company entitled to vote be present, in person or by proxy, at any meeting of Shareholders in order to establish a quorum. Pursuant to Delaware corporate law, the Company may reduce this quorum requirement to one-third of its shares entitled to vote. The Board has voted to amend the Company’s By-laws to make the quorum requirement for Shareholder meetings one-third of the shares entitled to vote, present in person or by proxy. The Board recommends that Shareholders ratify this amendment.

REQUIRED APPROVAL

BE IT RESOLVED THAT:

(a) The Amendment to the By-laws of the Company attached to the 2008 Proxy Statement as Exhibit B is hereby adopted

(b) Any officer or director of the Company is hereby authorized to execute all documents and to do all acts and things necessary or advisable to give effect to this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE BY-LAWS OF THE COMPANY.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the Record Date there were 33,650,629 shares of our common stock ("Shares") issued and outstanding, each Share carrying the right to one vote. Only Shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control of 5% or more of the outstanding voting rights are:

Name and Address	Number of Shares of	Percentage of Class
Of Beneficial Owner	Common Stock	Held

J L. Guerra, Jr.	1,814,179	5.4 % of Yukon
1611 Greystone Ridge		Gold Common
San Antonio, TX		Shares
USA 78258

Faircourt (SCRF 2008 No. 1) (1)	2,000,000	5.9% of Yukon
Limited Partnership		Gold Common
141 Adelaide St. West		Shares
Suite 1402
Toronto, Ontario
M5H 3C5

(1)

Neil MacDonald exercises voting control with respect to Faircourt (SCRF 2008 No. 1). Mr. MacDonald has been nominated to become a director of the Company, subject to a vote of shareholders at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting. For the purpose of this paragraph, "Person" shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by the Company's officers and directors.
Name and Address	Number of Shares of	Percentage of Class
Of Beneficial Owner	Common Stock	Held

Ronald K. Mann	150,000	0.45% of Yukon
18 Yorkville Avenue, Suite No. 1602		Gold Common
Toronto, Ontario M4Y 2N6		Shares

Kenneth J. Hill	0	0% of Yukon Gold
2579 Jarvis Street		Common Shares
Mississauga, ON L5C 2P9

Rakesh Malhotra	0	0% of Yukon Gold
4580 Beaufort Terrace		Common Shares
Mississauga, ON L5M 3H7

Name and Address	Number of Shares of	Percentage of Class
Of Beneficial Owner	Common Stock	Held

Robert E. Van Tassell	0	0% of Yukon Gold
421 Riverside Drive N.W.		Common Shares
High River AB T1V 1T5

G.E. (Ted) Creber, Q.C.	0	0% of Yukon Gold
114 – 1091 Kingston Road		Common Shares
Toronto, Ontario, M1N 4B5

Lisa Rose	0	0% of Yukon Gold
4-6780 Formentera Ave.		Common Shares
Mississauga, ON L5N 2L1

Jose L. Guerra, Jr.	1,814,179*	5.4% of Yukon Gold
1611 Greystone Ridge		Common Shares
San Antonio, TX
USA 78258

Howard Barth	5,500	0.02% of Yukon
16 Sycamore Drive		Gold Common Shares
Thornhill, ON L3T 5V4

Paul A. Gorman	114,900	0.34% of Yukon Gold
Former Director and CEO		Common Shares
1308 Roundwood Cres.
Oakville, ON L6M 4A2

Cletus J. Ryan	181,000	0.54% of Yukon Gold
Vice President, Corporate		Common Shares
Development
178 Weybourne Rd.
Oakville, ON L6K 2T7

Gary A. Cohoon	0	0% of Yukon Gold
Vice President, Exploration		Common Shares
1650 Philbrook Drive
London, ON N5X 2V8

Kathy D. Chapman	0	0% of Yukon Gold
Chief Administrative Officer		Common Shares
567 Paris Rd., RR#1
Paris, ON N3L 3E1

TOTAL	2,222,579	6.74%

*Mr. Guerra’s controls 2,826,629 shares which include options, shares owned indirectly and shares over which he influences voting control. These 2,826,629 shares represent 8.4% of the Company’s issued and outstanding shares.

As a group Management and the Directors own 6.74% of the issued and outstanding shares of Yukon Gold.

Neil MacDonald, a nominee for election to the Company’s Board of Directors, influences voting control over 2,000,000 shares of the Company’s common stock. These 2,000,000 shares represent approximately 5.9% of the Company’s issued and outstanding shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of Yukon Gold’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% Shareholders are required by SEC regulation to furnish Yukon Gold with copies of all Section 16(a) reports they file.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the executive officers of the Company as of the Record Date.

Name	Age	Position	Position Held Since

J.L. Guerra, Jr.	52	Director,	November 2, 2005,
		Chairman of the Board	July 11, 2006

Howard S. Barth	56	Director	May 11, 2005

Kenneth J. Hill	69	Director (2)	December 15, 2004

Robert E. Van Tassell	73	Director	May 30, 2005

Ronald K. Mann	58	President, Chief Executive	December 15, 2007
		Officer, and Director (1)

G.E. (Ted) Creber Q.C.	80	Director	February 21, 2008

Name	Age	Position	Position Held Since

Rakesh Malhotra	51	Chief Financial Officer	November 2, 2005

Lisa Rose	33	Secretary (3)	September 7, 2005

Cletus Ryan	45	Vice-President, Corporate	December 18, 2007
		Development

Gary Cohoon	58	Vice-President, Exploration	March 18, 2008

Kathy Chapman	50	Chief Administrative Officer (4)	August 1, 2008

Neil MacDonald	47	Director (5)	N/A

(1) Mr. Mann was appointed to President of the Company’s wholly-owned subsidiary, YGC, as of January 10, 2008.

(2) Mr. Hill is also a director of YGC.

(3) Mrs. Rose was appointed Secretary of YGC on August 20, 2007.

(4) Mrs. Chapman was appointed Interim Corporate Secretary on of July 3, 2008.

(5) Mr. MacDonald has been nominated to fill a vacancy on the Board of Directors, subject to Shareholder approval.

All of the officers identified above serve at the discretion of the board of directors. Each of the board of directors has consented to act as a director of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Yukon Gold.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended April 30, 2008, the board of directors held 7 directors’ meetings. All other matters which required board approval were consented to in writing by all of the Company’s directors.

Identification of the Audit Committee

The members of the Audit Committee have been appointed by the board of directors. The Audit Committee is governed by a charter that was approved and adopted by the board of directors. The Audit Committee is comprised of three independent directors. During fiscal year 2008 there were 2 meetings held by the Audit Committee.

As of April 30, 2008, the Audit Committee consisted of three independent directors - J.L. Guerra, Jr., Robert E. "Dutch" Van Tassell and G.E. (Ted) Creber, Q.C. Mr. Guerra. Mr. Van Tassell and Mr. Creber are independent directors who hold stock and/or stock options in the Company but are not otherwise compensated by the Company. Howard Barth was a member of the audit committee during the fiscal year ended April 30, 2008 from December 6, 2007 to April 30, 2008.

Pursuant to its charter, the Audit Committee reviews our quarterly and annual financial statements and meets with our independent auditors at least annually to review financial results for the year, as reported in Yukon Gold’s financial statements. The Audit Committee also recommends to the board the independent auditors to be retained; reviews the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assists and interacts with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and reviews and approves all professional services provided to the Company by the independent auditors and considers the possible effect of such services on the independence of the auditors.

Pursuant to its charter, the Audit Committee will make such examinations, as are necessary to monitor the corporate financial reporting and the external audits of the Company and its subsidiary, to provide to the board of directors the results of its examinations and recommendations derived their work to outline to the board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the board such additional information and materials as it may deem necessary to make the board aware of significant financial matters that require board attention. In addition, the Audit Committee will undertake those specific duties and responsibilities as the board of directors from time to time prescribe.

Compensation Committee

The Compensation Committee consists of J.L. Guerra, Jr., Kenneth J. Hill, and Robert Van Tassell. The Compensation Committee was created on October 24, 2006. To date, they have held 2 meetings. The Compensation Committee did not hold a meeting during the fiscal year ended April 30, 2008. The Compensation Committee is responsible for reviewing and establishing the compensation paid to officers and employees of the Company.

Other Committees

Yukon Gold currently does not have any other committees.

EXECUTIVE COMPENSATION

The following table shows the compensation paid during the last three fiscal years ended April 30, 2008, 2007 and 2006 for the Chief Executive Officer, the Chief Financial Officer and the next three most highly compensated officers of the Company.

		Annual Compensation			Long-Term Compensation
					Awards		Payout
						Securities
						Underlying
					Restricted	Options &
	Year
				Other Annual	Stock	Warrants/SAR	LTIP	All Other
Name and Principal	April	Salary	Bonus	Compensation	Award(s)	Granted	Payouts	Compensation
Position	30,	($)	($)	($)	($)	(#)	($)	($)

Kenneth Hill Former	2008	Nil	Nil	13,530	Nil	250,000	Nil	Nil
President and CEO (1)	2007	Nil	Nil	36,230	Nil	Nil	Nil	Nil
	2006	Nil	Nil	14,755	Nil	150,000	Nil	Nil

W. Warren Holmes,	2008	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former CEO (5)	2007	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2006	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Rakesh	2008	Nil	Nil	31,839	Nil	75,000	Nil	Nil
Malhotra	2007	Nil	Nil	45,603	Nil	Nil	Nil	Nil
CFO (2)	2006	Nil	Nil	15,107	Nil	250,000	Nil	Nil

Rene	2008	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Galipeau	2007	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former CFO (2) & (6)	2006	Nil	Nil	Nil	Nil	250,000	Nil	Nil

Lisa Rose	2008	97,268	Nil	Nil	Nil	175,000	Nil	Nil
Corporate Secretary (3)	2007	48,901	Nil	Nil	Nil	Nil	Nil	Nil
	2006	25,858	Nil	Nil	Nil	76,000	Nil	Nil

Paul Gorman	2008	Nil	Nil	181,906	Nil	Nil	Nil	Nil
Former CEO (4)	2007	Nil	Nil	123,016	Nil	250,000	Nil	Nil
	2006	Nil	Nil	34,440	Nil	200,000	Nil	Nil

Howard Barth	2008	Nil	Nil	496	Nil	100,000	Nil	Nil
Former President &	2007	Nil	Nil	49,610	Nil	Nil	Nil	Nil
CEO (7)	2006	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Ronald Mann	2008	Nil	Nil	55,848	Nil	500,000	Nil	Nil
CEO (8)	2007	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2006	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Cletus Ryan	2008	Nil	Nil	44,678	Nil	200,000	Nil	Nil
VP-Corporate	2007	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Development (9)	2006	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Stewart Fumerton	2008	Nil	Nil	70,155	Nil	200,000	Nil	Nil
VP-Exploration (10)	2007	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2007	Nil	Nil	Nil	Nil	Nil	Nil	Nil

1

Mr. Hill became President and CEO of the Company following the resignation of both, W. Warren Holmes as CEO and Brian Robertson as President, on January 17, 2006. Mr. Hill resigned as President & CEO on June 29, 2006 as was replaced by Howard Barth. Mr. Hill became the VP-Mining Operations on June 29, 2006 and resigned that position on December 18, 2006. Mr. Hill remains a director of the Company. The expiry date of Mr. Hill’s options was extended to January 10, 2011.

2

Mr. Malhotra became the Chief Financial Officer of the Company following the resignation of Rene Galipeau on November 17, 2005. The expiry date of Mr. Malhotra’s 250,000 stock options was extended to December 13, 2010.

3

Mrs. Rose became Corporate Secretary of the Company on September 7, 2005. Mrs. Rose was also appointed Corporate Secretary of YGC on August 20, 2007. The expiry date of Mrs. Rose’s 76,000 stock options was extended to December 13, 2010.

4

Mr. Gorman became VP-Corporate Development of the Company on November 7, 2005. On October 24, 2006 Mr. Howard Barth resigned as President and CEO and was replaced by Mr. Gorman as CEO. Mr. Gorman resigned as CEO on December 13, 2007 and was replaced by Mr. Ronald Mann as CEO on December 15, 2007. All of Mr. Gorman’s stock options were cancelled on March 13, 2008

5

Mr. Holmes stock options expired on December 15, 2006.

6

Mr. Galipeau’s stock options expired on December 15, 2006.

7

Mr. Howard Barth became President and CEO following the resignation of Mr. Ken Hill on June 29, 2006. Mr. Barth resigned as President and CEO on October 24, 2006 and was replaced by Mr. Gorman as CEO.

8

Mr. Ronald Mann became President and CEO of the Company on December 15, 2007 following the resignation of Mr. Paul Gorman as CEO on December 13, 2007. Mr. Mann also became President and CEO of YGC on January 10, 2008. Mr. Mann was granted 500,000 warrants on December 15, 2007, 250,000 vested on December 15, 2007. The balance of 250,000 warrants vested subsequently on June 15, 2008.

9

Mr. Cletus Ryan became VP-Corporate Development, on December 18, 2007

10

Mr. Stewart Fumerton became VP-Exploration on June 1, 2007. Mr. Fumerton resigned effective March 11, 2008 and his stock options were rescinded on June 11, 2008.

The Company does not have a long term incentive plan, pursuant to which cash or non-cash

(b)     Long Term Incentive Plan (LTIP Awards)

The Company does not have a long term incentive plan, pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company’s securities), was paid or distributed to any executive officers during the three most recent completed years.

(c)     Options and Stock Appreciation Rights (SARs)

OPTIONS/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

Stock options and warrants granted to the named executive officers during the fiscal year ended April 30, 2008 are provided in the table below:

Market Value of
Securities
	Securities	% of Total		Underlying
	Under	Options/SARs		Options/SARs
	Options/SARs	Granted to	Exercise or	on the Date of	Expiration
Name	Granted	Employees in	Base Price	Grant	Date
	(#)	Fiscal year (1)	($/Security)	($/Security)

Rakesh Malhotra, CFO	75,000	4%	$0.31	$0.30	January 14, 2013

Ronald K. Mann, CEO	500,000		$0.24	0.35	December 15, 2012

(1)

Based on total number of options granted to directors/officers/consultants of the Company pursuant to the 2006 Stock Option plan during the fiscal year ended April 30, 2008.

(2)

Mr. Mann was granted 500,000 warrants on December 15, 2007, of which 250,000 vested on December 15, 2007. The balance of 250,000 warrants vested on June 15, 2008.

During the fiscal year ended April 30, 2008 there has been no re-pricing of stock options held by any Named Executive Officer.

OPTIONS/SAR EXERCISED DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

The following table provides detailed information regarding options exercised by the named executive officers during the fiscal year ended April 30, 2008 and options held by the named executive officers as at April 30, 2008.

			# of shares
		Value	underlying
Name and Principal	Shares acquired on	Realized	options at year
Position	Exercise (#)	($)	end

Kenneth Hill
Former President and CEO	0	N/A	650,000

Howard Barth
Former President & CEO	0	N/A	340,000

Rakesh Malhotra
CFO	0	N/A	325,000

Brian Robertson
Former President	0	N/A	NIL

Lisa Rose	0	N/A	251,000
Corporate Secretary

Paul Gorman (1)	0	N/A
Former CEO

(1)

All of the stock options held by Mr. Gorman were cancelled on March 13, 2008

During the fiscal year ended April 30, 2008 there has been no re-pricing of stock options held by any Named Executive Officer On January 19, 2007, the Shareholders of the Company approved, subject to regulatory approval, the extension of 2,064,000 options held by all current officers, directors, consultants and employees in the 2003 Stock Option Plan and the adding of an additional 2,000,000 common shares of stock to the 2006 Stock Option Plan. The TSX approved the 2006 Stock Option plan on March 9, 2007.

On March 18, 2008 at the 2008 Annual and Special Meeting of Shareholders, the Shareholders of the Company approved an amendment to the 2006 Stock Option Plan increasing the number of Shares reserved for issuance thereunder from 2,000,000 to 2,899,044, representing approximately 10% of the issued and outstanding Shares. The 2006 Stock Option Plan was also amended to include a provision requiring Shareholder approval for any future increase in the maximum number of Shares reserved for issuance thereunder.

d) Compensation of Directors

Directors are not paid any fees in their capacity as directors of the Company, except for the members of the Audit Committee who are paid $496 (CDN$500) for each Audit Committee meeting they attend. The directors are entitled to participate in the Company’s stock option plan.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation ($)	Total ($)
J.L. Guerra (2)	496 (1)		51,947				52,443
Ronald K. Mann (3)						122,899	122,899
Howard S. Barth (4)			22,270				22,270
Kenneth J. Hill (5)	496 (1)		51,947			$13,530	65,973
G.E. (Ted) Creber Q.C (6)	496 (1)		27,194				27,690
Robert E. Van Tassell (7)	496 (1)		22,270				22,766

(1)

Represents fees received in connection with attendance at Audit Committee meetings.

(2)

On January 14, 2008 Mr. Guerra was granted 200,000 options at an exercise price of $0.31 per Share. These options were granted in accordance with the terms of the Company’s 2006 Stock Option Plan, were fully vested upon issuance and have 5 year term. On April 8, 2008 Mr. Guerra was granted an additional 50,000 options with an exercise price of $0.20 per share. These options were also granted in accordance with the terms of the Company’s 2006 Stock Option Plan, were fully vested upon issuance and have a 5 year term.

(3)

Mr. Mann is also the Company’s President and Chief Executive Officer. Mr. Mann was granted 500,000 Share purchase warrants on December 15, 2007. 250,000 such warrants vested on December 15, 2007. The balance of 250,000 warrants vested subsequent to the fiscal year ended April 30, 2008, on June 15, 2008. For a more detailed description of Mr. Mann’s compensation see the table entitled "EXECUTIVE COMPENSATION" herein.

(4)

On January 14, 2008 Mr. Barth was granted 100,000 options at an exercise price of $0.31 per Share. These options were granted in accordance with the terms of the Company’s 2006 Stock Option Plan, were fully vested upon issuance and have a 5 year term.

(5)

On January 14, 2008 Mr. Hill was granted 200,000 options at an exercise price of $0.31 per Share. These options were granted in accordance with the terms of the Company’s 2006 Stock Option Plan, were fully vested upon issuance and have 5 year term. On April 8, 2008 Mr. Hill was granted an additional 50,000 options with an exercise price of $0.20 per share. These options were also granted in accordance with the terms of the Company’s 2006 Stock Option Plan, were fully vested upon issuance and have a 5 year term. A fee of $13,530 was paid to a consulting company owned by Mr. Hill.

(6)

On February 21, 2008 Mr. Creber was granted 150,000 options at an exercise price of $0.28 per Share. These options were granted in accordance with the terms of the Company’s 2006 Stock Option Plan, were fully vested upon issuance and have 5 year term.

(7)

On January 14, 2008 Mr. Van Tassell was granted 100,000 options at an exercise price of $0.31 per Share. These options were granted in accordance with the terms of the Company’s 2006 Stock Option Plan, were fully vested upon issuance and have 5 year term.

Other Arrangements

None of the directors of the Company were compensated in their capacity as a director by the Company and its subsidiary during the fiscal year ended April 30, 2008 pursuant to any other arrangement.

Indebtedness of Directors and Executive Officers

None of the directors or executive officers of the Company was indebted to the Company or its subsidiary during the fiscal year ended April 30, 2008, including under any securities purchase or other program.

OVERVIEW OF 2006 STOCK OPTION PLAN

The Company’s initial stock option plan was adopted in October of 2003 (the "2003 Stock Option Plan"). The Company subsequently adopted the 2006 Stock Option Plan in January of 2007. The 2003 Stock Option Plan was not terminated; however, no new options will be issued under the 2003 Stock Option Plan.

Up to 5,000,000 common shares ("Shares") of the Company are reserved for issuance under the 2003 Stock Option Plan, of which options to acquire an aggregate of 3,618,000 Shares have been granted. Of the 3,618,000 Shares under option, 1,948,000 options have been rescinded and 34,000 options have been exercised since the date of grant.

The purpose of the 2006 Stock Option Plan is to develop and increase the interest of certain Eligible Participants (as defined below) in the growth and development of the Company by providing them with the opportunity to acquire a proprietary interest in the Company through the grant of options ("Stock Options") to acquire Shares. Subject to the provisions of the 2006 Stock Option Plan, the aggregate number of Shares which may be issued under the 2006 Stock Option Plan shall not exceed 2,000,000 Shares ("Total Shares") representing approximately 6.9% of the currently issued and outstanding Shares. Any Stock Option granted under the 2006 Stock Option Plan which has been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan, effectively resulting in a re-loading of the number of Shares available for grant under the 2006 Stock Option Plan. Any Shares subject to a Stock Option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan. As of the date of this Proxy Statement and Information Circular, ___________ options have been granted under the 2006 Stock Option Plan.

Under the 2006 Stock Option Plan, Stock Options are granted to Eligible Participants or to any registered savings plan established for the sole benefit of an Eligible Participant or any company which, during the currency of a Stock Option, is wholly-owned by an Eligible Participant. The term "Eligible Participant" includes directors, senior officers and employees of the Company or an Affiliated Entity (as defined below) and any person engaged to provide services under a written contract for an initial, renewable or extended period of twelve months or more (a "Consultant"), other than services provided in relation to a distribution of securities, who spends or will spend a significant amount of time on the business and affairs of the Company and who is knowledgeable about the business and affairs of the Company. An "Affiliated Entity" means a person or company that is controlled by the Company.

The 2006 Stock Option Plan is administered by the board of directors of the Company or, in the board of directors’ discretion, by a committee appointed by the board of directors for that purpose.

Under the 2006 Stock Option Plan, at no time shall: (i) the number of Shares reserved for issuance pursuant to Stock Options granted to any one optionee exceed 10% of the Total Shares (currently 200,000 Shares); (ii) the number of Shares, together with all security based compensation arrangements of the Company in effect, reserved for issuance pursuant to Stock Options granted to any "insiders" (as that term is defined under the Securities Act (Ontario)) exceed 10% of the total number of issued and outstanding Shares. In addition, the number of Shares issued to insiders pursuant to the exercise of Stock Options, within any one year period, together with all security based compensation arrangements of the Company in effect, shall not exceed 10% of the total number of issued and outstanding Shares.

The purchase price (the "Price") per Share under each Stock Option shall be determined by the board of directors or a committee, as applicable. The Price shall not be lower than the closing market price on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the trading day immediately preceding the date of grant, or if not so traded, the average between the closing bid and asked prices thereof as reported for the trading day immediately preceding the date of the grant; provided that if the Shares have not traded on the TSX or another stock exchange for an extended period of time, the "market price" will be the fair market value of the shares at the time of grant, as determined by the board of directors or committee. The board of directors or committee may determine that the Price may escalate at a specified rate dependent upon the date on which a Stock Option may be exercised by the Eligible Participant.

Stock Options shall not be granted for a term exceeding ten years (or such shorter or longer period as is permitted by the TSX) (the "Option Period"). Stock Options may be exercised by an Eligible Participant in whole at any time, or in part from time to time, during the Option Period, subject to the provisions of the 2006 Stock Option Plan. Stock Options granted under the 2006 Stock Option Plan may be assigned or otherwise transferred by a participant pursuant to a will, or by the laws of descent and distribution, or as otherwise permitted under the 2006 Stock Option Plan, subject to compliance with applicable securities laws, to (i) an Eligible Participant; a spouse of an Eligible Participant; a trustee, custodian or administrator acting on behalf of, or for the benefit of an Eligible Participant or spouse thereof; a holding entity of an Eligible Participant or a spouse thereof; an RRSP or RRIF for the benefit of an Eligible Participant or a spouse thereof; and (ii) allow the exercise of Stock Options by an Eligible Participant’s legal representative in the event of death or incapacity, subject to the terms upon which the Stock Option is granted. Stock Options granted under the 2006 Stock Option Plan may vest at the discretion of the board of directors of the Company or committee, as applicable.

The directors of the Company or committee, as applicable, may from time to time amend the 2006 Stock Option Plan, without further approval of the shareholders of the Company, subject to pre-clearance with the TSX and compliance with the rules of the TSX and any other regulatory authority having jurisdiction over the securities of the Company, to the extent that such amendments relate to:

(a)

altering, extending or accelerating the terms of vesting applicable to any Stock Options;

(b)

altering the terms and conditions of vesting applicable to any Stock Options;

(c)

extending the term of Stock Options held by a person other than a person who, at the time of the extension, is an insider of the Company, provided that the term does not extend beyond ten years from the date of grant;

(d)

reducing the exercise price of Stock Options held by a person other than a person who, at the time of the reduction, is an insider of the Company, provided that the exercise price is not less than the market price at the time of the reduction;

(e)

accelerating the expiry date in respect of Stock Options;

(f)

determining the adjustment provisions in accordance with the Stock Option Plan;

(g)

amending the definitions contained within the Plan;

(h)

amending or modifying the mechanics of exercise of the Stock Options; or

(i)

amendments of a "housekeeping" nature.

The directors of the Company or committee, as applicable, may terminate the 2006 Stock Option Plan subject to pre-clearance with the TSX and compliance with the rules of the TSX and any other regulatory authority having jurisdiction over the securities of the Company.

In the event of the death of a participant prior to a Stock Option’s expiry date, the Stock Option may be exercised by the legal representatives of such participant at any time up to and including the date which is the first anniversary of the date of death of such participant or the expiry date of such Stock Option, whichever is the earlier, after which the Stock Option shall in all respects cease and terminate. In the event a participant is discharged as an employee or senior officer of the Company or an Affiliated Entity by reason of a willful and substantial breach of such participant's employment duties, all Stock Options granted to such participant under the 2006 Stock Option Plan which are then outstanding (whether vested or unvested) shall cease and terminate in accordance with the provisions of the 2006 Stock Option Plan. In the event of a termination of employment or engagement of a participant (including the expiry of an agreement or engagement between the Company and a Consultant) other than in the event of death, such participant may exercise each Stock Option then held by such participant under the 2006 Stock Option Plan at any time up to and including the 90th day (or such later date as the board of directors or committee in its sole discretion may determine) following the effective date upon which the participant ceases to be an Eligible Participant or the expiry date of such Stock Option, whichever is earlier, after which the Stock Option shall in all respects cease and terminate.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Reorganization of Officers and Directors During the Fiscal Year Ended April 30, 2008

On August 1, 2008 Kathy Chapman was appointed Chief Administrative Officer.

On July 3, 2008 Kathy Chapman was appointed Interim Corporate Secretary to replace Lisa Rose while she is on maternity leave.

On March 18, 2008 the Company entered into a consulting agreement with Gary Cohoon (the "Cohoon Agreement") pursuant to which Mr. Cohoon was retained as Vice-President, Exploration, of the Company. The Cohoon Agreement has a one-year term commencing on March 18, 2008 and is automatically renewable thereafter, unless terminated pursuant to its terms. Pursuant to the Cohoon Agreement, Mr. Cohoon will receive an annual consulting fee of $139,000 (CDN$140,000). Additionally, Mr. Cohoon received 200,000 options to purchase shares of the Company's common stock (the "Cohoon Options"). The Cohoon Options were fully vested upon issuance.

On February 21, 2008 the Company accepted the resignation effective March 11, 2008 of Mr. Stewart Fumerton as Vice President, Exploration. There were no disagreements between Mr. Fumerton and the Company with respect to the Company’s operations, policies or practices.

On February 21, 2008, G.E. (Ted) Creber, Q.C. was appointed to fill a vacancy on the Board of Directors.

On December 15, 2007, the Company entered into a consulting agreement with Ronald K. Mann pursuant to which Mr. Mann was retained as Yukon Gold’s Chief Executive Officer and President. The consulting agreement has a one year term commencing as of December 15, 2007 and automatically renews thereafter, unless terminated pursuant to the terms of the agreement or not renewed by the board. Mr. Mann will receive an annual base consulting fee of CDN$150,000. In addition, Mr. Mann received 500,000 options to purchase Shares (the "Mann Options"). The Mann Options have a term of 5 years and an exercise price equal to the fair market value of the Company’s Shares on the date of issuance. Of the total options granted, 250,000 of the Mann Options were fully vested upon issuance, with the remaining 250,000 vesting 6 months from the date of issuance.

On December 18, 2007, the Company entered into a consulting agreement with Cletus Ryan pursuant to which Mr. Ryan became Yukon Gold’s Vice-President, Corporate Development. The consulting agreement has a six-month term commencing as of December 18, 2007 and automatically renews thereafter, unless terminated pursuant to the terms of the agreement or not renewed by the board. Mr. Ryan will receive an annual base consulting fee of CDN$120,000. In addition, Mr. Ryan received 200,000 options to purchase Shares (the "Ryan Options"). The Ryan Options have a term of 5 years and an exercise price equal to the fair market value of the Company’s Shares on the date of issuance. The Ryan Options were fully vested as of the date of issuance.

Yukon Gold accepted the resignation of Paul A. Gorman as Chief Executive Officer and as a director on December 13, 2007. There were no disagreements between the Company and Mr. Gorman with respect to the Company’s operations, policies or practices.

Yukon Gold accepted the resignation of Chester (Chet) Idziszek as of October 22, 2007. There were no disagreements between the Company and Mr. Idziszek with respect to the Company’s operations, policies or practices.

Of our six directors, three directors are independent. They are J.L. Guerra, Jr. (Chairman), Robert E. Van Tassell, and G.E. (Ted) Creber, Q.C

Mr. Mann and Mr. Ryan each have a consulting agreement with the Company. Mr. Malhotra is compensated as a consultant through his wholly-owned company. Their compensation is disclosed in "EXECUTIVE COMPENSATION" herein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

2007-2008

The Company and its subsidiary expensed a total of $13,530 (CDN$13,627) in consulting fees to a corporation controlled by Kenneth Hill, a director of the Company. The Company expensed $181,906 (CDN$183,875) to a corporation controlled by Paul Gorman the Company’s former CEO and director, $55,848 (CDN$56,250) to Ronald K. Mann, the Company’s current CEO and director, $70,155 (CDN$70,660) to Stewart Fumerton the Company’s former Vice President, Exploration, $14,236 (CDN$14,338) to Gary Cohoon, the Company’s current Vice President, Exploration, $44,678 (CDN$45,000) to Cletus Ryan the Company’s Vice President, Corporate Development and $31,839(CDN$32,275) to Rakesh Malhotra, the Company’s Chief Financial Officer. Also, the Company paid a total of $97,268(CDN$97,968) to Lisa Rose, our Corporate Secretary. The Company expensed a total of $496 (CDN$500) for Audit Committee meeting fees to each of Howard Barth, Robert Van Tassell, G.E. Creber and J.L. Guerra, Jr. all directors of the Company.

No director participated in any private placements during the fiscal year ended April 30, 2008.

OTHER MATTERS

Yukon Gold knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

All proposals by Shareholders of the Company which are intended to be presented at the Company’s next Annual Meeting of Shareholders to be held (the "2009 Annual Meeting") must be received by the Company for inclusion in the Company’s proxy statement and proxy relating to that meeting no later than August 1, 2009. Any Shareholder who desires to bring a proposal at the Company’s 2009 Annual Meeting without including such proposal in the Company’s proxy statement must deliver written notice thereof to the Secretary of the Company (addressed to Yukon Gold Corporation, Inc, 55 York Street, Suite 401, Toronto, Ontario M5J 1R7, Canada) during the period from August 1, 2009 to September 1, 2009. However, if the Company’s 2008 Annual Meeting is held earlier than October 15, 2009 or later than October 31, 2009, such written notice must be delivered to the Secretary of the Company during the period from 90 days before the date of the 2009 Annual Meeting to the later of 60 days prior to the date of the 2009 Annual Meeting or 10 days following the public announcement of the date of the 2009 Annual Meeting.

Proposals which Shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2009 Annual Meeting of Shareholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Delaware corporate law

ANNUAL REPORT

A copy of Yukon Gold’s Annual Report for the year ended April 30, 2008 (audited) and Quarterly Report for the quarter ended July 31, 2008 (unaudited) are included as Exhibit A to this Proxy Statement and Information Circular and made a part hereof.

BY ORDER OF THE BOARD OF DIRECTORS

_____________________
Ronald K. Mann
President and Chief Executive Officer

YUKON GOLD CORPORATION, INC.
PROXY FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD October 30, 2008

The undersigned, revoking prior proxies, hereby appoints Ronald K. Mann and Kathy Chapman, or failing either of them, _______________ Proxies with several powers of substitution, to vote all of the shares of stock of Yukon Gold Corporation, Inc. ("Yukon Gold") owned by the undersigned and entitled to vote at the Annual and Special Meeting of Shareholders of Yukon Gold to be held at the 55 York Street, Suite 401, Toronto, Ontario M5J 1R7 at 10:00A.M. Eastern Daylight Time on October 30, 2008 or at any postponement or adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned Shareholder. If no direction is given on these proposals, this proxy card will be voted "FOR" Item 1, "FOR" Item 2, "FOR" Item 3, "FOR" Item 4 and will be voted in accordance with the proxy’s best judgment as to any other matters.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Print Name(s)

Signature

Signature of joint owner, if any

Date:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example [x]

ITEM 1

To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the "for All Except and write the nominee number(s) on the line provided

1. J.L. Guerra, Jr.	2. Howard S. Barth	3. Ronald K. Mann
4. Robert E. Van Tassell	5. Kenneth J. Hill	6. G.E. (Ted) Creber, Q.C
7. Neil MacDonald

[ ]	[ ]	[ ]
FOR ALL	WITHHOLD	FOR ALL
	ALL	EXCEPT

ITEM 2

To approve Schwartz Levitsky Feldman, LLP as the independent auditors of the Company for the financial year ending April 30, 2008

[ ]	[ ]	[ ]
FOR	WITHHOLD	ABSTAIN

ITEM 3

To approve the proposal to amend the By-laws of Yukon Gold

[ ]	[ ]	[ ]
FOR	AGAINST	ABSTAIN

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Notes:

1.

Shareholders may vote at the Meeting either in person or by proxy. A proxy should be dated and signed by the Shareholder or by the Shareholder’s attorney authorized in writing. If not dated, this proxy shall be deemed to bear the date on which it was mailed by the management of the Company.

2.

You have the right to appoint a person other than as designated herein to represent you at the Meeting either by striking out the names of the persons designated above and inserting such person’s name in the blank space provided or by completing another proper form of proxy and, in either case, delivering the completed proxy to Equity Transfer & Trust Company in the envelope provided.

3.

The common shares represented by this proxy will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for. In the absence of direction, this proxy will be voted for each of the matters referred to herein.

4.

A completed proxy must be delivered to Equity Transfer & Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting or the time of any adjournment or postponement thereof.

YOU CAN FAX THIS PROXY CARD TO
EQUITY TRANSFER & TRUST COMPANY
AT:
416-595-9593

EXHIBIT A

FINANCIAL STATEMENTS

YUKON GOLD CORPORATION, INC.

(AN EXPLORATION STAGE MINING COMPANY)

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2008

(Amounts expressed in US Dollars)

(Unaudited-Prepared by Management)

TABLE OF CONTENTS

Page No.

Interim Consolidated Balance Sheets as at July 31, 2008 (unaudited) and April 30, 2008 (audited)	F-2 to F-3

Interim Consolidated Statements of Operations for the three months ended July 31, 2008 and July 31, 2007 and the period from Inception to July 31, 2008.	F-4

Interim Consolidated Statements of Cash Flows for the three months ended July 31, 2008 and July 31, 2007 and the period from Inception to July 31, 2008.	F-5

Interim Consolidated Statements of Changes in Stockholders’ Equity from Inception to July 31, 2008	F-6 to F-9

Condensed Notes to Interim Consolidated Financial Statements	F-10 to F-25

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Mining Company)

Interim Consolidated Balance Sheets

As at July 31, 2008 and April 30, 2008

(Amounts expressed in US Dollars)

(Unaudited-Prepared by Management)

	July 31, 2008	April 30, 2008
	(unaudited)	(unaudited)
ASSETS	$	$
CURRENT ASSETS

Cash and cash equivalents	754,383	1,255,620
Prepaid expenses and other (Note 5)	287,678	282,347
Short-term investment in available-for-sale securities (Note 8)	-	31,500
Short term Deposit	42,969	-
	1,085,030	1,569,467

RESTRICTED CASH (Note 4)	605,564	817,092
PROPERTY, PLANT AND EQUIPMENT	166,389	140,041
	1,856,983	2,526,600

See condensed notes to the interim consolidated financial statements.

APPROVED ON BEHALF OF THE BOARD

/s/ Ronald K. Mann

Ronald K. Mann, Director

/s/ J. L. Guerra, Jr.

J. L. Guerra, Jr., Director

F-2

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Mining Company)

Interim Consolidated Balance Sheets

As at July 31, 2008 and April 30, 2008

(Amounts expressed in US Dollars)

(Unaudited-Prepared by Management)

	July 31, 2008	April 30, 2008
	(unaudited)	(audited)
LIABILITIES	$	$

CURRENT LIABILITIES

Accounts payable and accrued liabilities	458,364	221,222
Obligation under Capital Leases	3,050	3,100
Total Current Liabilities	461,414	224,322

Long -Term Portion of:
Obligations under Capital Lease	5,498	7,209

TOTAL LIABILITIES	466,912	231,531
GOING CONCERN (Note 2)
COMMITMENTS AND CONTINGENCIES (Note 9)

SHAREHOLDERS’ EQUITY

CAPITAL STOCK (Note 6)	3,365	2,899

ADDITIONAL PAID-IN CAPITAL	14,662,307	13,984,853

ACCUMULATED OTHER COMPREHENSIVE INCOME	162,756	196,474

DEFICIT, ACCUMULATED DURING THE EXPLORATION STAGE	(13,438,357)	(11,889,157)
	1,390,071	2,295,069
	1,856,983	2,526,600

See condensed notes to the interim consolidated financial statements.

F-3

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Mining Company)

Interim Consolidated Statements of Operations

For the three months ended July 31, 2008 and July 31, 2007 and the period from Inception to July 31, 2008

(Amounts expressed in US Dollars)

(Unaudited-Prepared by Management)

	Cumulative since inception	For the three month period ended July 31, 2008	For the three month period ended July 31, 2007
	$	$	$
OPERATING EXPENSES

General and administration	6,174,652	366,810	74,886
Project expenses	8,322,395	1,171,909	974,725
Exploration Tax Credit	(605,716)	-	-
Amortization	50,292	10,481	2,933
Loss on sale/disposal of property, plant and equipment	5,904	-	-

TOTAL OPERATING EXPENSES	13,947,527	1,549,200	1,052,544

LOSS BEFORE INCOME TAXES	(13,947,527)	(1,549,200)	(1,052,544)

Income taxes recovery	509,170	-	-

NET LOSS	(13,438,357)	(1,549,200)	(1,052,544)

Loss per share - basic and diluted		(0.05)	(0.05)

Weighted average common shares outstanding		29,534,035	22,920,192

See condensed notes to the interim consolidated financial statements

F-4

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Mining Company)

Interim Consolidated Statements of Cash Flows

For the three month period ended July 31, 2008 and July 31, 2007 and the period from Inception to July 31, 2008

(Amounts expressed in US Dollars)

(Unaudited-Prepared by Management)

	Cumulative Since Inception	For the three month period ended July 31, 2008	For the three month period ended July 31, 2007
	$	$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the year	(13,438,357)	(1,549,200)	(1,052,544)
Items not requiring an outlay of cash:
Amortization	50,292	10,481	2,933
Loss on sale/disposal of property, plant and equipment	5,904	-	-
Registration rights penalty expense	188,125	-	-
Shares issued for property payment	584,226	58,887	57,252
Common shares issued for settlement of severance liability to ex-officer	113,130	-	-
Stock-based compensation	1,276,458	15,611	117,170
Compensation expense on issue of warrants	140,892	17,813	-
Issue of shares for professional services	860,023	7,500	-
Issue of units against settlement of debts	20,077	-	-
Decrease (Increase) in prepaid expenses and other	(286,521)	(5,331)	(1,763,489)
Increase (Decrease) in accounts payable and accrued liabilities	457,874	237,142	(113,225)
(Increase) Decrease in restricted cash	(605,564)	211,528	2,266,602
Decrease in restricted deposit	-	-	17,889

NET CASH USED IN OPERATING ACTIVITIES	(10,633,441)	(995,569)	(467,412)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(222,309)	(38,978)	(2,760)
Investment (sale) in available for sale securities	-	31,500	(250,000)
Short-term Deposit	(42,969)	(42,969)	-

NET CASH USED IN INVESTING ACTIVITIES	(265,278)	(50,447)	(252,760)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments from a shareholder	1,180	-	-
Proceeds from Demand promissory notes	200,000	-	-
Proceeds from Convertible promissory notes converted	200,500	-	-
Proceeds from the exercise of stock options	61,000	-	-
Proceeds from exercise of warrants – net	450,309	-	-
Proceeds from subscription of warrants – net	525,680	-	-
Proceeds from issuance of units/shares – net	10,038,190	578,109	-
Proceeds (Repayments) from capital lease obligation	8,548	(1,761)	-

NET CASH PROVIDED BY FINANCING ACTIVITIES	11,485,407	576,348	-

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES	167,695	(31,569)	39,959

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS FOR THE QUARTER	754,383	(501,237)	(680,213)
Cash and cash equivalents, beginning of quarter	-	1,255,620	936,436

CASH AND CASH EQUIVALENTS, END OF QUARTER	754,383	754,383	256,223
INCOME TAXES PAID		-	-
INTEREST PAID		-	-

See condensed notes to the interim consolidated financial statements

F-5

YUKON GOLD CORPORATION, INC.

(An Exploration Stage Mining Company)

Interim Consolidated Statements of Changes in Stockholders’ Equity

From Inception to July 31, 2008

(Amounts expressed in US Dollars)

					Deficit,
					Accumulated		Accumulated
	Number of	Common	Additional		during the		Other
	Common	Shares	Paid-in	Subscription	Exploration	Comprehensive	Comprehensive
	Shares	Amount	Capital	for Warrants	Stage	Income (loss)	Income (loss)
	#	$	$	$	$	$	$
Issuance of Common shares	2,833,377	154,063	-	-	-	-	-
Issuance of warrants	-	-	1,142	-	-	-	-
Foreign currency translation	-	-	-	-		604	604
Net loss for the year	-	-	-		(124,783)	(124,783)	-

Balance as of April 30, 2003	2,833,377	154,063	1,142	-	(124,783)	(124,179)	604

Issuance of Common shares	1,435,410	256,657	-	-	-	-
Issuance of warrants	-	-	2,855	-	-	-
Shares repurchased	(240,855)	(5,778)	-	-	-	-
Recapitalization pursuant to reverse acquisition	2,737,576	(404,265)	404,265	-	-	-
Issuance of Common shares	1,750,000	175	174,825	-	-	-
Issuance of Common shares for Property Payment	300,000	30	114,212	-	-	-
Foreign currency translation	-	-	-	-	-	(12,796)	(12,796)
Net loss for the year	-	-	-	-	(442,906)	(442,906)	-

Balance as of April 30, 2004	8,815,508	882	697,299	-	(567,689)	(455,702)	(12,192)

Issuance of Common shares for Property Payment	133,333	13	99,987	-	-	-	-
Issuance of common shares on Conversion of Convertible	76,204	8	57,144	-	-	-	-

F-6

Promissory note
Foreign currency translation	-	-	-	-	-	9,717	9,717
Net loss for the year	-	-	-	-	(808,146)	(808,146)	-

Balance as of April 30, 2005	9,025,045	903	854,430	-	(1,375,835)	(798,429)	(2,475)

Stock based compensation - Directors and officers			216,416
Stock based compensation - Consultants			8,830
Issue of common shares and Warrants on retirement of Demand Promissory note	369,215	37	203,031
Units issued to an outside company for professional services settlement	24,336	2	13,384
Units issued to an officer for professional services settlement	12,168	1	6,690
Issuance of common shares for professional services	150,000	15	130,485
Units issued to shareholder	490,909	49	269,951
Units issued to a director	149,867	15	82,412
Units issued to outside subscribers	200,000	20	109,980
Issuance of common shares on Conversion of Convertible Promissory notes	59,547	6	44,654
Issuance of common shares on Exercise of warrants	14,000	2	11,998
Issuance of common shares on Conversion of Convertible
Promissory notes	76,525	8	57,386
Private placement of shares	150,000	15	151,485
Issuance of Common shares for property payment	133,333	13	99,987
Issuance of common shares on Conversion of Convertible Promissory notes	34,306	4	25,905
Issuance of common shares on Exercise of warrants	10,000	1	8,771
Issuance of common shares on Conversion of Convertible	101,150	10	76,523

F-7

Promissory notes
Issue of 400,000 Special Warrants net				371,680
Issue of 200,000 flow through warrants				154,000
Brokered private placement of shares- net	5,331,327	533	2,910,375
Brokered Private placement of flow through Shares- net	25,000	2	13,310
Exercise of stock options	10,000	1	5,499
Foreign currency translation	-	-	-			(2,687)	(2,687)
Net loss for the year	-	-	-		(1,855,957)	(1,855,957)	-

Balance as of April 30, 2006	16,366,728	1,637	5,301,502	525,680	(3,231,792)	(1,858,644)	(5,162)

Exercise of warrants	10,000	1	8,986
Exercise of warrants	45,045	5	40,445
Exercise of warrants	16,000	2	14,278
Common shares issued for settlement of severance liability to ex-officer	141,599	14	113,116
Exercise of warrants	43,667	4	39,364
Exercise of warrants	17,971	2	15,937
Exercise of warrants	43,667	4	38,891
Exercise of warrants	16,000	2	14,251
Exercise of warrants	158,090	16	141,616
Issue of common shares for property payment	43,166	4	53,841
Exercise of warrants	64,120	6	57,863
Exercise of warrants	61,171	6	53,818
Exercise of stock options	24,000	2	17,998
Issuance of common shares for professional services	342,780	34	438,725
Brokered private placement of units-net	400,000	40	363,960
Brokered private placement of units- net	550,000	55	498,923
Stock based compensation-Directors and Officers			451,273
Exercise of stock options	50,000	5	37,495

F-8

Issuance of common shares for property payment	133,334	13	99,987
Issuance of common shares for professional services	160,000	16	131,184
Issuance of common shares for professional services	118,800	12	152,052
Issue of shares for flow-through warrants	200,000	20	153,980	(154,000)
Issue of shares for special warrants	404,000	41	375,679	(371,680)
Issue of 2,823,049 flow- through warrants -net				1,916,374
Issue of 334,218 unit special warrants-net				230,410
Issue of 3,105,358 common shares for 2,823,049 flow through warrants	3,105,358	310	1,916,064	(1,916,374)
Issue of 367,641 common shares for 334,218 unit special warrants	367,641	37	230,373	(230,410)
Registration rights penalty expense			188,125
Foreign currency translation						(58,446)	(58,446)
Net loss for the year					(3,703,590)	(3,703,590)
Balance April 30, 2007	22,883,137	2,288	10,949,726	0	(6,935,382)	(3,762,036)	(63,608)

Shares for property payment	136,364	13	57,239
Stock based compensation			584,328
Unrealized gain on available-for-sale securities net of deferred taxes						9,000	9,000
543,615 flow through units	543,615	54	227,450
1,916,666 units-net	1,916,666	192	698,110
1,071,770 flow through units	1,071,770	108	449,379
2,438,888 units-net	2,438,888	244	1,036,622
Expenses relating to issue of units			(141,080)
Compensation expense on issue of warrants			123,079
Foreign currency translation						251,082	251,082
Net loss for the year					(4,953,775)	(4,953,775)
Balance as of April 30, 2008	28,990,440	2,899	13,984,853		(11,889,157)	(4,693,693)	196,474
Shares for property payment	476,189	48	58,839
Stock based compensation			15,611
Compensation expense on issue of warrants			17,813
4,134,000 flow through shares	4,134,000	413	577,696
Issuance of common shares for professional services	50,000	5	7,495
Realized gain on available-for-sale securities						(9,000)	(9,000)
Foreign currency translation						(24,718)	(24,718)
Net loss for the period					(1,549,200)	(1,549,200)	-
Balance as of July 31, 2008	33,650,629	3,365	14,662,307		(13,438,357)	(1,582,918)	162,756

See condensed notes to the interim consolidated financial statements

 F-9

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

1.

BASIS OF PRESENTATION

The accompanying unaudited interim consolidated financial statements do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of all recurring accruals) considered necessary for fair presentation have been included. Operating results for the interim period are not necessarily indicative of the results that may be expected for the year ended April 30, 2009. Interim financial statements should be read in conjunction with the Company’s annual audited financial statements.

The interim consolidated financial statements include the accounts of Yukon Gold Corporation, Inc. (the “Company”) and its wholly owned subsidiary Yukon Gold Corp. (“YGC”). All material inter-company accounts and transactions have been eliminated.

2.

GOING CONCERN

The Company has no source for operating revenue and expects to incur significant expenses before establishing operating revenue. The Company has a need for equity capital and financing for working capital and exploration and development of its properties. Because of continuing operating losses, the Company’s continuance as a going concern is dependent upon its ability to obtain adequate financing and to reach profitable levels of operation. The Company’s future success is dependent upon its continued ability to raise sufficient capital, not only to maintain its operating expenses, but to explore for ore reserves and develop those it has on its mining claims. There is no guarantee that such capital will continue to be available on acceptable terms, if at all or if the Company will attain profitable levels of operation.

Management has initiated plans to raise equity funding through the issuance of common shares including flow-through shares. The Company was successful in raising funds (net) of approximately $4 million during the year ended April 30, 2006, which assisted the Company in meeting its commitments and requirements for project expenses and general and administrative expenses. The Company also raised (net) approximately $1.3 million during the six months ended October 31, 2006. The Company raised (net) approximately $1.9 million through subscription of flow-through special warrants and raised (net) approximately $230,000 through subscription of unit special warrants during the three months ended January 31, 2007. The Company further raised an additional (net) approximately $227,000 through subscription of flow-through units and raised (net) approximately $557,000 through subscription of units during the three months ended October 31, 2007. The Company further raised approximately (net) $450,000 through subscription of flow-through units and raised (net) approximately $1,037,000 through subscription of units during the three months ended January 31, 2008. The Company further raised approximately (net) $578,109 through issue of flow-through shares during the three months ended July 31, 2008. The Company's common shares are listed on the Toronto Stock Exchange (the “TSX”) and included for quotation on the Over-The-Counter Bulletin Board maintained by the NASDAQ in the United States. The trading of the Company's stock in both the United States and Canada has expanded its investor base, as the Company continues to explore sources of funding from both the United States and Canada.

F-10

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

3.

 NATURE OF OPERATIONS

The Company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in acquisition, exploration and development of its two mining properties, both located in the Yukon Territory in Canada. The Company has not yet determined whether these properties contain mineral reserves that are economically recoverable. The business of mining and exploring for minerals involves a high degree of risk and there can be no assurances that current exploration programs will result in profitable mining operations.

4.

RESTRICTED CASH

Under Canadian income tax regulations, a company is permitted to issue flow-through shares whereby the company agrees to incur qualifying expenditures and renounce the related income tax deductions to the investors. Notwithstanding that, there is no specific requirement to segregate the funds.  The flow-through funds, which are unexpended at the consolidated balance sheet date are considered to be restricted and are not considered to be short term deposits or cash or cash equivalents. As of July 31, 2008 unexpended flow-through funds were $605,564 (CDN$620,100) which were restricted cash.

5.

PREPAID EXPENSES AND OTHER

Included in prepaid expenses and other is an amount of $60,861 (CDN$62,322) being Goods & Services tax receivable from the Federal Government of Canada. Included in prepaid expenses and other is also a deposit of $75,970(CDN$77,793) with a contractor for diamond drilling at drill sites to be selected by the Company.

6.

CAPITAL STOCK

a)

Authorized

150,000,000 of Common shares, $0.0001 par value

b)

Issued

33,650,629 Common shares

F-11

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

6.

CAPITAL STOCK-Cont’d

c)

Changes to Issued Share Capital

Year ended April 30, 2008

On July 7, 2007 the Company issued 136,364 common shares in settlement of a property payment on the Mount Hinton Property. The shares represent $57,252 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.42 (CDN$0.44) each. The balance 60% payment was paid in cash.

On August 16, 2007 the Company completed a private placement (the “Financing”) with Northern Securities Inc. (“Northern”), acting as agent. The Financing was comprised of the sale of 1,916,666 units (the “Units”) at $0.42 (CDN$0.45) per Unit (the “Unit Issue Price”) for gross proceeds of $802,101 (CDN$862,500) and the sale of 543,615 flow-through units (the “Flow-Through Units” which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) at $0.49 (CDN$0.52) per Flow-Through Unit (the “Flow-Through Unit Issue Price”) for gross proceeds of $262,884 (CDN$282,680). The proceeds raised were allocated between the offering of shares and the sale of tax benefits. A liability of $35,381 was recognized for the sale of taxable benefits, which was reversed and credited to income when the Company renounced resource expenditure deduction to the investor.  Each Unit consisted of one non-flow through common share (“Common Share”) and one half of one Common Share purchase warrant (each whole warrant, a “Warrant”).  Each Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.60 (CDN$0.60) per share.  Each Flow-Through Unit consisted of one flow-through common share and one half of one Common Share purchase warrant (each whole warrant, an “FT Warrant”).  Each FT Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.70 (CDN$0.70) per share.  The Company paid Northern a commission equal to 8% of the aggregate gross proceeds which amounted to $85,199 (CDN$91,614) and issued 153,333 “Unit Compensation Warrants” and 43,489 “FT Unit Compensation Warrants”.  Each Unit Compensation Warrant is exercisable into one Unit at the Unit Issue Price until August 16, 2009.  Each FT Unit Compensation Warrant is exercisable into one Common Share and one half of one FT Warrant at the Flow-Through Unit Issue Price until August 16, 2009.    Yukon Gold also granted Northern an option (the “Over-Allotment Option”) exercisable until October 15, 2007 to offer for sale up to an additional $468,691 (CDN$500,000) of Units and/or Flow-Through Units on the same terms and conditions. The Company paid a $70,304 (CDN$75,000) due diligence fee to Northern at closing. The Company reimbursed Northern expenses of $18,600 (CDN$20,000) and legal fees of $18,600 (CDN$20,000).

F-12

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

6.

CAPITAL STOCK-Cont’d

On November 16, 2007 the Company completed the second part of a private placement (the “Second Financing”) with Northern acting as agent.  The Second Financing was comprised of the sale of 2,438,888 units (the “Units”) at $0.46 (CDN$0.45) per Unit (the “Unit Issue Price”) for gross proceeds of $1,127,028 (CDN$1,097,500) and the sale of 1,071,770 flow through units (the “Flow-Through Units”) at $0.53 (CDN$0.52) per Flow-Through Unit (the “Flow-Through Unit Issue Price”) for gross proceeds of $572,315 (CDN$557,320). The proceeds raised were allocated between the offering of shares and the sale of tax benefits. A liability of $77,043 was recognized for the sale of taxable benefits, which was reversed and credited to income when the Company renounced resource expenditure deduction to the investor.  The closing represented the final tranche of a $2,816,673 (CDN$2.8 million) private placement with Northern announced on July 24, 2007.  Each Unit consists of one non-flow through common share (“Common Share”) and one half of one Common Share purchase warrant (each whole warrant, a “Warrant”).  Each Warrant is exercisable into one Common Share until November 16, 2009 at an exercise price of $0.60 (CDN$0.60) per share.  Each Flow-Through Unit consists of one flow-through common share and one half of one Common Share purchase warrant (each whole warrant, an “FT Warrant”).  Each FT Warrant is exercisable into one Common Share until November 16, 2009 at an exercise price of $0.70 (CDN$0.70) per share.  Yukon Gold paid Northern a commission equal to 8% of the aggregate gross proceeds and issued 195,111 “Unit Compensation Warrants” and 85,741 “FT Unit Compensation Warrants”.  Each Unit Compensation Warrant is exercisable into one Common Share and one half of one Common Share purchase warrant at the Unit Issue Price until November 16, 2009.  Each full Common share purchase warrant is exercisable at $0.60 (CDN$0.60).  Each FT Unit Compensation Warrant is exercisable into one Common Share and one half of one Common Share purchase warrant at the Flow-Through Unit Issue Price.  Each full Common Share purchase warrant is exercisable at $0.70 (CDN$0.70).

The foregoing private placements were undertaken pursuant to an exemption offered by Regulation S promulgated under the Securities Act of 1933, as amended.

Three months ended July 31, 2008

On July 7, 2008, the Company issued 476,189 common shares in settlement of a property payment on the Mount Hinton property. These shares represent $58,887 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.123 (CDN$0.126) each. The balance of the property payment in the amount of $88,330 (CDN$90,000) was paid in cash.

F-13

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

6.

CAPITAL STOCK-Cont’d

On May 16, 2008 the Company entered into a consulting agreement with Clarke Capital Group Inc. (“Clarke”) pursuant to which Clarke was retained to provide the Company with investor relations and business communications services for an initial term of 6 months, renewable thereafter for an additional 6 month term. Upon execution of the Clarke Agreement the Company paid Clarke $14,648 (CDN$15,000). Pursuant to the Clarke Agreement, the Company issued Clarke 50,000 shares of common stock on July 14, 2008.

On July 23, 2008 the Company closed the first tranche of a non-brokered private placement of up to $976,563 (CDN$1,000,000). The Company completed the sale of 4,134,000 common shares on a flow-through basis at a price of $0.15 (CDN$0.15) per share for gross proceeds of $613,778 (CDN$620,100). The Company paid a 5% finders fee on this private placement. The private placement was exempt from registration under the Securities Act of 1933, pursuant to an exemption afforded by Regulation S. The flow through shares were issued at market without any additional price charged for sale of  taxable benefits.

7.

STOCK BASED COMPENSATION

Per SEC Staff Accounting Bulletin 107, Topic 14.F, “Classification of Compensation Expense Associated with Share-Based Payment Arrangements” stock based compensation expense is being presented in the same lines as cash compensation paid.

The Company adopted a new Stock Option Plan at its shareholders meeting on January 19, 2007 (the “2006 Stock Option Plan”). The 2006 Stock Option Plan will be administered by the board of directors of the Company or, in the board of directors’ discretion, by a committee appointed by the board of directors for that purpose. The TSX approved the 2006 Stock Option plan on March 9, 2007.

On March 18, 2008 at the Annual and Special Meeting of Shareholders the shareholders of the Company approved an amendment to the 2006 Stock Option Plan increasing the number of Shares reserved for issuance thereunder from 2,000,000 to 2,899,044.

Subject to the provisions of the 2006 Stock Option Plan, the aggregate number of shares which may be issued under the 2006 Stock Option Plan shall not exceed 2,000,000 shares ("Total Shares"). Any Stock Option granted under the 2006 Stock Option Plan which has been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan, effectively resulting in a re-loading of the number of shares available for grant under the 2006 Stock Option Plan. Any shares subject to an option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan.

Under the 2006 Stock Option Plan, at no time shall: (i) the number of shares reserved for issuance pursuant to Stock Options granted to any one optionee exceed 10% of the Total Shares; (ii) the number of shares, together with all security based compensation arrangements of the Company in effect, reserved for issuance pursuant to Stock Options granted to any "insiders" (as that term is defined under the Securities Act (Ontario)) exceed 10% of the total number of issued and outstanding shares. In addition, the number of shares issued to insiders pursuant to the exercise of Stock Options, within any one year period, together with all security based compensation arrangements of the Company in effect, shall not exceed 10% of the total number of issued and outstanding shares.

F-14

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

7.

STOCK BASED COMPENSATION-Cont’d

The purchase price (the “Price”) per share under each Stock Option shall be determined by the board of directors or a committee, as applicable. The Price shall not be lower than the closing market price on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the trading day immediately preceding the date of grant, or if not so traded, the average between the closing bid and asked prices thereof as reported for the trading day immediately preceding the date of the grant; provided that if the shares have not traded on the TSX or another stock exchange for an extended period of time, the “market price” will be the fair market value of the shares at the time of grant, as determined by the board of directors or committee. The board of directors or committee may determine that the Price may escalate at a specified rate dependent upon the date on which an option may be exercised by the Eligible Participant.

Options shall not be granted for a term exceeding ten years (or such shorter or longer period as is permitted by the TSX) (the “Option Period”).

During the three month period ended July 31, 2008, the following stock options were granted under the 2006 stock option plan:

On July 28, 2008 the board of directors granted options to a consultant to acquire 250,000 shares, to vest 50,000 immediately and the balance of 50,000 each at three month intervals. These options can be exercised over a period of five (5) years. The exercise price was set at $0.15 (CDN$0.15) per share. These options were granted under the Company’s 2006 stock option plan.

For this three month period ended July 31, 2008, the Company has recognized in the financial statements, stock-based compensation costs as per the following details. The fair value of each option used for the purpose of estimating the stock compensation is based on the grant date using the Black-Scholes option pricing model with the following weighted average assumptions:

	19-	20-	28-	15-	28-	18-	14-	21-	25-	8-	28-
	Jan	Mar	Mar	Aug	Sept	Dec	Jan	Feb	Mar	Apr	July
	2007	2007	2007	2007	2007	2007	2008	2008	2008	2008	2008	TOTAL

Risk free rate	4.5%	4.5%	4.5%	5%	4.5%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%
Volatility factor	45.19%	57.48%	98.67%	91.68%	92.20%	101.61%	95.77%	94.49%	94.92%	94.49%	97.44%
Stock-based
compensation cost
expensed during
the three month
period ended July
31, 2008	-	-	-	-	$9,975	-	-	-	-	-	5,636	$15,611
Unexpended Stock
based
compensation cost
deferred over the
vesting period	-	-	-	-	$16,480	-	-	-	-		22,542	$39,022

F-15

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

7.

STOCK BASED COMPENSATION-Cont’d

As of July 31, 2008 there was $39,022 of unrecognized expenses related to non-vested stock-based compensation arrangements granted. The stock-based compensation expense for the three month period ended July 31, 2008 was $15,611.

On June 11, 2008 the Company cancelled 200,000 stock options held by a former officer.

8.

SHORT-TERM INVESTMENT IN AVAILABLE- FOR- SALE SECURITIES

During the three month period ended July 31, 2008, the Company sold the balance of 450,000 shares of Industrial Minerals, Inc. at an average selling price of $.0655 for a total consideration of $29,460 in the open market.

9.

COMMITMENTS AND CONTINGENCIES

a)  Mount Hinton Property Mining Claims

The Mount Hinton Property is adjacent to the Keno Hill Mining Camp in central Yukon Territory. It consists of 186 staked claims under the Yukon Quartz Mining Act, covering approximately 9300 acres.

On July 7, 2002 Yukon Gold Corp. (“YGC”) entered into an option agreement with the Hinton Syndicate to acquire a 75% interest in the 273 unpatented mineral claims covering approximately 14,000 acres in the Mayo Mining District of Yukon, Canada.  This agreement was replaced with a revised and amended agreement (the “Hinton Option Agreement”) dated July 7, 2005 which superseded the original agreement and amendments thereto. The new agreement is between the Company, its wholly-owned subsidiary YGC and the Hinton Syndicate.

YGC must make scheduled cash payments and perform certain work commitments to earn up to a 75% interest in the mineral claims, subject to a 2% net smelter return royalty in favor of the Hinton Syndicate, as further described below.

F-16

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

9.

COMMITMENTS AND CONTINGENCIES-Cont’d

The schedule of Property Payments and Work Programs are as follows:

PROPERTY PAYMENTS

On execution of the July 7, 2002 Agreement	$ 19,693 (CDN$ 25,000) Paid
On July 7, 2003	$ 59,078 (CDN$ 75,000) Paid
On July 7, 2004	$118,157 (CDN$ 150,000) Paid
On January 2, 2006	$125,313 (CDN$ 150,000) Paid
On July 7, 2006	$134,512 (CDN$ 150,000) Paid
On July 7, 2007	$141,979 (CDN$ 150,000) Paid
On July 7, 2008	$146,484 (CDN$ 150,000) Paid
TOTAL	$745,216 (CDN$850,000)

WORK PROGRAM-expenditures to be incurred in the following periods;

July 7/02 to July 6/03	$ 118,157 (CDN$ 150,000) Incurred
July 7/03 to July 6/04	$ 196,928 (CDN$ 250,000) Incurred
July 7/04 to July 6/05	$ 256,006 (CDN$ 325,000) Incurred
July 7/05 to Dec. 31/06	$ 667,795 (CDN$ 750,000) Incurred
Jan. 1/07 to Dec. 31/07	$ 937,383 (CDN$ 1,000,000) Incurred
Jan. 1/08 to Dec. 31/08	$1,220,703 (CDN$ 1,250,000)**Deferred
Jan. 1/09 to Dec. 31/09	$1,464,844 (CDN$ 1,500,000)
TOTAL	$4,861,816 (CDN$5,225,000)

By letter agreement dated August 17, 2006, the Hinton Syndicate agreed to allow the Company to defer a portion of the Work Program expenditure scheduled to be incurred by December 31, 2006. The agreement to defer such Work program expenditures was due to the mechanical break-down of drilling equipment and the unavailability of replacement drilling equipment at the Mount Hinton site. As a result, the Company was allowed to defer the expenditure of approximately $220,681 (CDN$235,423) until December 31, 2007. The Company had incurred that expenditure in addition to the expenditure for January 1 to December 31, 2007 as at October 31, 2007. All other Property Payments and Work Program expenditures due have been made and incurred.

F-17

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

9.

COMMITMENTS AND CONTINGENCIES-Cont’d

**By letter agreement dated February 29, 2008, the Company gave notice to the Hinton Syndicate that all of the Work Program expenditures scheduled to be incurred by December 31, 2008 would be deferred until December 31, 2009.  Subsection 2.2(f) of the Hinton Option Agreement provides that if Yukon Gold has earned at least 25% of the right, title and interest in the Property as provided for in Subsection 2.2(e) of the Hinton Option Agreement and is unable to meet its next year's Work Program expenditures as set out in Section 2.2 of the Hinton Option Agreement, it shall be entitled to extend the time required to incur the Work Program expenditures from year to year by giving notice to the Hinton Syndicate to such effect; provided that the full amount of the Work Program expenditures has been incurred by December 31, 2009.

Provided all Property Payments have been made that are due prior to the Work Program expenditure levels being attained, YGC shall have earned a:

25% interest upon completion of Work Program expenditures of $1,464,844 (CDN$1,500,000)

50% interest upon completion of Work Program expenditures of $2,441,406 (CDN$2,500,000)

75% interest upon completion of Work Program expenditures of $4,861,816 (CDN$5,225,000)

YGC earned a 50% interest in the claims covered by the Hinton Option Agreement as at October 31, 2007. In some cases, payments made to service providers include amounts advanced to cover the cost of future work. These advances are not loans but are considered  “incurred” exploration expenses under the terms of the Hinton Option Agreement. Section 2.2(a) of the Hinton Option Agreement defines the term, “incurred” as follows:   “Costs shall be deemed to have been “incurred” when YGC has contractually obligated itself to pay for such costs or such costs have been paid, whichever should first occur.” Consequently, the term, “incurred” includes amounts actually paid and amounts that YGC has obligated itself to pay.

The Hinton Option Agreement contemplates that upon the earlier of: (i) a production decision or (ii) investment of $4,861,816 (CDN$5,225,000) or (iii) YGC has a minority interest and decides not to spend any more money on the project, YGC's relationship with the Hinton Syndicate will become a joint venture for the further development of the property. Under the terms of the Hinton Option Agreement, the party with the majority interest would control the joint venture. Although YGC had earned a 50% interest as at October 31, 2007, if the relationship is converted to a joint venture currently, YGC's interest would automatically be reduced to a 45% interest in the joint venture (by the terms of the Hinton Option Agreement) and the Hinton Syndicate would control the joint venture. Once the 75% interest is earned, as described above, YGC has a further option to acquire the remaining 25% interest in the mineral claims for a further payment of $4,882,813 (CDN$5,000,000).

F-18

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

9.

COMMITMENTS AND CONTINGENCIES-Cont’d

The Hinton Option Agreement provides that the Hinton Syndicate receives a 2% “net smelter return royalty.” In the event that the Company exercises its option to buy-out the remaining 25% interest of the Hinton Syndicate (which is only possible if the Company has reached a 75% interest, as described above) then the “net smelter return royalty” would become 3% and the Hinton Syndicate would retain this royalty interest only. The “net smelter return royalty” is a percentage of the gross revenue received from the sale of the ore produced from the mine less certain permitted expenses.

The Hinton Option Agreement entitles the Hinton Syndicate to recommend for appointment one member to the board of directors of the Company.

The Hinton Option Agreement provides both parties (YGC and the Hinton Syndicate) with rights of first refusal in the event that either party desires to sell or transfer its interest.

The Hinton Syndicate members each have the option to receive their share of property payments in stock of the Company at a 10% discount to the market. YGC and the Company have a further option to pay 40% of any property payment due after the payment on January 2, 2006 with common stock of the Company. On July 7, 2007 the Company issued 136,364 common shares, with the approval of the TSX, in settlement of 40% of the property payment due on July 7, 2007. The shares represent $57,252 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.42 (CDN$0.44) each.  The $84,727 (CDN$90,000) balance was paid in cash to the members of the Hinton Syndicate on July 7, 2007. This entire issuance of shares and cash payment was expensed as project expense.  On July 7, 2008, the Company issued 476,189 common shares in settlement of a property payment on the Mount Hinton property.  These shares represent $58,887 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.126 (CDN$0.126) each.  The balance of the property payment in the amount of $88,331 (CDN$90,000) was paid in cash.

The Hinton Option Agreement pertains to an “area of interest” which includes the area within ten kilometres of the outermost boundaries of the 273 mineral claims, which constitute our mineral properties. Either party to the Hinton Option Agreement may stake claims outside the 273 mineral claims, but each must notify the other party if such new claims are within the “area of interest.” The non-staking party may then elect to have the new claims included within the Hinton Option Agreement. As of December 11, 2006, there were an additional 24 claims staked, known as the “Gram Claims” which became subject to the Hinton Option Agreement. On June 16, 2008 an additional 18 claims were staked (#25-#42), known as the “Gram Claims”, at a cost of $8,679 (CDN$8,887), which became subject to the Hinton Option Agreement. On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Mount Hinton project which was revised on May 15, 2007.  The Company paid cash calls in the amount of $2,152,317 (CDN$2,105,200) for the 2007 Work Program. The Company had approximately $70,304 (CDN$75,000) on deposit left over from the 2006 cash call schedule.

F-19

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

9.

COMMITMENTS AND CONTINGENCIES-Cont’d

On May 15, 2007 the Company paid $180,164 (CDN$200,000), on June 15, 2007 the Company paid $202,684 (CDN$225,000), being two of the four cash call payments. Due to delays in the drilling program the third payment of $635,123 (CDN$600,000), which was due on July 31, 2007 was changed to August 31, 2007.   On August 15, 2007 the Company paid $97,259 (CDN$91,880) towards the third cash call payment for the Mount Hinton 2007 Work Program.  On August 31, 2007 the Company re-allocated $537,864 (CDN$508,120) being the balance of the third cash call payment from cash call funds previously allocated to the Marg Project.  These re-allocated funds were not needed for the Marg Project. The fourth payment of $428,919 (CDN$405,200) which was originally due on August 15, 2007 was changed to and paid on September 15, 2007.

b)

The Marg Property

In March 2005, the Company acquired rights to purchase 100% of the Marg Property, which consists of 402 contiguous mineral claims covering approximately 20,000 acres located in the Mayo Mining District of the Yukon Territory of Canada. Title to the claims is registered in the name of YGC.

The Company assumed the rights to acquire the Marg Property under a Property Purchase Agreement (“Agreement”) with Atna Resources Ltd. (“Atna”). Under the terms of the Agreement the Company paid $119,189 (CDN$150,000) cash and 133,333 common shares as a down payment. The Company made payments under the Agreement for $43,406 (CDN$50,000) cash and an additional 133,333 common shares of the Company on December 12, 2005; $86,805 (CDN$100,000) cash and an additional 133,334 common shares of the Company on December 12, 2006.  On December 12, 2007 the Company paid $98,697 (CDN$100,000) being the next payment due.

The Company has agreed to make subsequent payments under the Agreement of: $195,313 (CDN$200,000) in cash and/or common shares of the Company (or some combination thereof to be determined) on or before December 12, 2008. Upon the commencement of commercial production at the Marg Property, the Company will pay to Atna $976,563 (CDN$1,000,000) in cash and/or common shares of the Company, or some combination thereof to be determined.

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Marg project. The Company has paid cash calls in the amount of $2,100,528 (CDN$2,281,880) for the 2007 Work Program. The Company had approximately $515,561 (CDN$550,000) on deposit left over from the 2006 cash call schedule. On May 15, 2007 the Company paid $703,037 (CDN$750,000), on June 15, 2007 the Company paid $703,037 (CDN$750,000), and on July 15, 2007 the Company paid $703,037 (CDN$750,000) being three of the four cash call payments.

F-20

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

9.

COMMITMENTS AND CONTINGENCIES-Cont’d

The fourth and final payment of $402,244 (CDN$380,000) was paid on August 15, 2007.  On August 31, 2007 the Company re-allocated $537,864 (CDN$508,120) being the balance of the third cash call payment for the Mount Hinton 2007 Work Program from cash call funds previously allocated to the Marg Project. These re-allocated funds were not needed for the Marg Project.  On January 23, 2008 the Company was refunded $388,524 (CDN$390,000) as these funds were not needed for the Marg Project.

c) On August 15, 2007 the Company entered into an investor relations marketing agreement with a consultant for a one year term, with the option to renew for an additional 12 months.  In return for services rendered, the Company will pay the consultant $1,992 (CDN$2,000) per month.  On August 31, 2007 the Company paid $3,787 (CDN$4,000) being the first and last payments of the contract. On September 15, 2007 the Company paid $1,941 (CDN$2,000) and on October 15, 2007 the Company paid $2,048 (CDN$2,000), being the second and third payments respectively. On November 15, 2007 the Company paid $2,030 (CDN$2,000) being the fourth payment of the contract. On December 14, 2007 the Company paid $1,967 (CDN$2,000) and on January 15, 2008 the  Company paid $1,967 (CDN$2,000), being the fifth and sixth payments of the contract respectively. In addition, the consultant has been granted an option to purchase 125,000 shares of the Company at $0.45 (CDN$0.45) per share, with the option vesting in equal quarterly amounts of 31,250 shares on November 15, 2007, February 15, 2008, May 15, 2008 and August 15, 2008, and the first exercise date being August 15, 2008 and an expiry date of August 15, 2010. On February 12, 2008 the Company terminated the contract and the Company received a refund on March 11, 2008 of $1,295(CDN$1,300) previously paid on August 31, 2007 to cover the last payment of the one year term.  The 31,250 options granted under the contract to vest on each of May 15, 2008 and August 15, 2008 respectively were also cancelled.

d) On December 5, 2007 the Company entered into an agreement with a consultant to create investor awareness for a period of six months, commencing on December 5, 2007 for a fee of $20,000 and 300,000 restricted common shares to be issued in equal tranches of 50,000 shares at the end of each month during the term of the agreement.  On December 6, 2007 the Company received conditional approval from the TSX to issue the 300,000 restricted shares as per the terms of the agreement.  The consulting fee of $20,000 was paid on December 11, 2007. The Company had accrued the expense of $22,000 for 100,000 shares to be issued to January 31, 08 . Due to non-performance of the agreement by the consultant, the Company has obtained legal opinion that it is not obligated to issue any of the restricted 300,000 common shares. The consulting expense accrual for $22,000 set up during the quarter ended January 31, 08 was reversed and credited back to income in the last quarter of 2008. The Company has also paid the requisite fee to the TSX for cancellation of all of these shares.

F-21

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

9.

COMMITMENTS AND CONTINGENCIES-Cont’d

e)  Effective as of December 15, 2007 the Company entered into a consulting agreement with Ronald Mann (the “Mann Agreement”), pursuant to which Mr. Mann was retained as the Company's President and Chief Executive Officer. The board of directors of the Company appointed Mr. Mann to fill a vacancy on the board of directors, also effective as of December 15, 2007.  The Mann Agreement has a one-year term commencing on December 15, 2007, and is automatically renewable thereafter, unless terminated pursuant to the terms of the Mann Agreement.  Pursuant to the Mann Agreement, the parties agreed that Mr. Mann and the Company shall indicate their respective intentions to renew the term after the passage of eight (8) months from the date of the Mann Agreement.  Pursuant to the Mann Agreement, Mr. Mann will receive an annual consulting fee of $146,484 (CDN$150,000).  In addition, Mr. Mann received 500,000 warrants to purchase shares of the Company's common stock (the “Mann Warrants”).  The Mann Warrants shall have a term of 5 years and an exercise price of $0.23 (CDN$0.24).  250,000 of the Mann Warrants were fully vested upon issuance, and the remaining 250,000 vested 6 months from the date of issuance, on June 15, 2008.

f)  As of December 18, 2007 the Company entered into a consulting agreement with Cletus Ryan (the “Ryan Agreement”) pursuant to which Mr. Ryan was retained as the Company's Vice President, Corporate Development. The Ryan Agreement has a six-month term commencing on December 18, 2007 and is automatically renewable thereafter, unless terminated pursuant to the terms of the Ryan Agreement.  Pursuant to the Ryan Agreement, Mr. Ryan will receive an annual consulting fee of $117,188 (CDN$120,000).  In addition, Mr. Ryan received 200,000 options to purchase shares of the Company's common stock (the “Ryan Options”).  The Ryan Options were fully vested upon the date of issuance and have an exercise price of $0.23 (CDN $0.24). On March 7, 2008 the Company renewed the Ryan Agreement for an additional six months.

g)  On February 11, 2008 by letter engagement agreement the Company contracted the services of a Corporate Secretarial company to fill the role of Mrs. Lisa Rose during her maternity leave for a monthly fee of $1,318 (CDN$1,350) plus eligible expenses.

h) On February 18, 2008 the Company and YGC, it’s wholly-owned subsidiary, signed a surface drilling contract with a diamond drilling company for the Marg Project to commence on or about June 18, 2008.  On February 18, 2008 the Company paid $148,928 (CDN$150,000) as a deposit per the terms of the contract.  During the quarter the Company paid $242,173 (CDN$247,985) to the contractor.  Subsequent to July 31, 2008, the Company has paid $239,365 (CDN$245,110) to the contractor and on August 30, 2008 the drilling program was demobilized.

F-22

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

9.

COMMITMENTS AND CONTINGENCIES-Cont’d

i) On March 10, 2008 the Company entered into a contract with a global mining consultancy business for a scoping study and to prepare a report pursuant to the terms of Canadian National Instrument 43-101, regarding the Marg Deposit at an estimated cost of $78,125 (CDN$80,000).  The Company paid $18,579 (CDN $18,713) at April 30, 2008.  During the quarter the Company paid an additional $41,042 (CDN$42,027).  Subsequent to July 31, 2008 the Company has also paid $19,506 ($19,974) to the consultant.

j) On March 18, 2008 the Company entered into a consulting agreement with Gary Cohoon (the “Cohoon Agreement”) pursuant to which Mr. Cohoon was retained as Vice-President, Exploration, of the Company.  The Cohoon Agreement has a one-year term commencing on March 18, 2008 and is automatically renewable thereafter, unless terminated pursuant to its terms. Pursuant to the Cohoon Agreement, Mr. Cohoon will receive an annual consulting fee of $136,719 (CDN$140,000).  Additionally, Mr. Cohoon received 200,000 options to purchase shares of the Company's common stock (the “Cohoon Options”).  The Cohoon Options fully vested upon issuance and have an exercise price of $0.22 (CDN$0.22).

k) On April 10, 2008 by letter agreement the Company procured the services of Galina Morozova through a contract position as a Geologist with YGC, the Company’s wholly-owned subsidiary commencing April 15, 2008 until August 31, 2008.  Ms. Morozova received $6,454 (CDN$6,500) per month until the project began at the Marg Property on approximately June 15, 2008, whereupon Ms. Morozova received $488 (CDN$500) per day plus expenses for the duration of the term of the letter agreement.  Subsequent to July 31, 2008 the contract position has ended.

l) On April 29, 2008 the Company entered into a letter agreement with R. Andrew Hureau for a contract position as Senior Geologist with YGC, the Company’s wholly-owned subsidiary.  Mr. Hureau’s position commenced on May 1, 2008 at a rate of $732 (CDN$750) per day plus expenses.  The letter agreement states that the term is on commencement and for the duration of drilling on the Marg Project, approximately mid June, 2008 to the end of August, 2008, on a regular schedule.  Subsequent to July 31, 2008 the contract position has ended.

m) On May 5, 2008 the Company entered into an investor relations agreement (the “Equicom Agreement”) with Equicom Group Inc. (“Equicom”) pursuant to which Equicom was retained to provide the Company with general marketing and business consulting services for an initial term of one year, then renewable thereafter. Equicom will receive an annual work fee of $58,594 (CDN$60,000), payable in monthly installments of $4,883 (CDN$5,000). The initial prorated retainer in the amount of $4,248 (CDN$4,350) and the June 1-30, 2008 installment of $4,883 (CDN$5,000) were made on May 30, 2008.  On July 1, 2008 the installment covering July 1-31, 2008 of $4,883 (CDN$5,000) was paid. By letter on July 23, 2008 the Company terminated the Equicom Agreement with such termination taking effect September 30, 2008. Subsequent to the end of the quarter, on August 1, 2008 and September 1, 2008 respectively the Company paid the balance payments on the contract.

F-23

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

9.

COMMITMENTS AND CONTINGENCIES-Cont’d

n) On May 16, 2008 the Company entered into a consulting agreement (the “Clarke Agreement”) with Clarke Capital Group Inc. (“Clarke”) pursuant to which Clarke was retained to provide the Company with investor relations and business communications services for an initial term of 6 months, renewable thereafter for an additional 6 month term. Upon execution of the Clarke Agreement the Company paid Clarke $14,648 (CDN$15,000). Clarke will also receive a monthly work fee of $3,418 (CDN$3,500) during the term of the agreement.  Upon renewal, Clarke will receive an additional payment of $9,766 (CDN$10,000). Pursuant to the Clarke Agreement, the Company issued Clarke 50,000 shares of common stock on July 14, 2008, with an additional 50,000 shares issuable upon renewal. The Company paid the June and July installments on their respective due dates.  Subsequent to the quarter, the Company paid the August installment on its due date.

o) On May 20, 2008 YGC, the Company’s wholly-owned subsidiary entered into a service provision agreement with a company to provide cooking and first aid services on the Marg Property from June 15, 2008 to September 30, 2008.   On June 4, 2008 the Company paid a $9,766 (CDN$10,000) advance to the service provider as per the terms of the agreement. During the quarter ended July 31, 2008 the Company also paid $15,178 (CDN$15,543) to the service provider.  Subsequent to the quarter the Company has paid an additional $28,505 (CDN$29,189) to the contractor.

p) On July 28, 2008 the Company entered into a consulting agreement with First Canadian Capital (“First Canadian”) pursuant to which First Canadian will provide general marketing and business consulting services for an initial term of one year, renewable thereafter.  The Company will pay First Canadian $5,859 (CDN$6,000) per month.  The Company paid the first three months of such fees in advance.  In addition on July 28, 2008 the Company issued 250,000 stock options to buy the Company’s shares at a purchase price of $0.15 (CDN$0.15) per share.  The stock options shall vest over the initial term of the agreement.

10.

RELATED PARTY TRANSACTIONS

Quarter ended July 31, 2008

The Company and its subsidiary expensed a total of $47,637 in consulting fees & wages to five Company Directors, and $95,014 to five of its officers.

No director or officer exercised stock options during the quarter ended July 31, 2008.

F-24

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Interim Consolidated Financial Statements
July 31, 2008
(Amounts expressed in US Dollars)
(Unaudited – Prepared by Management)

11.

CHANGES IN OFFICERS AND DIRECTORS

On July 3, 2008 the board of directors appointed Kathy Chapman Interim Corporate Secretary to temporarily fill the Corporate Secretary position while Mrs. Lisa Rose is on leave.

12.

SUBSEQUENT EVENTS

On August 1, 2008 the board of directors appointed Kathy Chapman as Chief Administrative Officer.

On August 22, 2008 245,455 warrants held by J.L. Guerra, Jr., Chairman of the Board, expired.

On August 30, 2008 the Company ended its drill program on the Marg Property.

F-25

YUKON GOLD CORPORATION, INC.
(AN EXPLORATION STAGE MINING COMPANY)
CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED APRIL 30, 2008 AND APRIL 30, 2007
Together With Report of Independent Registered Public Accounting Firm
(Amounts expressed in US Dollars)

TABLE OF CONTENTS

Page No.

Report of Independent Registered Public Accounting Firm	F1

Consolidated Balance Sheets as at April 30, 2008 and April 30, 2007	F2-F3

Consolidated Statements of Operations for the years ended April 30, 2008 and April 30, 2007	F4

Consolidated Statements of Cash Flows for the years ended April 30, 2008 and April 30, 2007	F5

Consolidated Statements of Changes in Stockholders’ Equity for the years ended April 30, 2008 and April 30, 2007 and for the period from inception to April 30, 2008	F6

Notes to Consolidated Financial Statements	F10-40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Yukon Gold Corporation, Inc.
(An Exploration Stage Mining Company)

We have audited the accompanying consolidated balance sheets of Yukon Gold Corporation, Inc. as at April 30, 2008 and 2007 and the related consolidated statements of operations, cash flows and stockholders' equity for the years ended April 30, 2008 and 2007 and for the period from incorporation to April 30, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Yukon Gold Corporation, Inc. as at April 30, 2008 and 2007 and the results of its operations and its cash flows for the years ended April 30, 2008 and 2007 and for the period from incorporation to April 30, 2008 in conformity with United States generally accepted accounting principles.

The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal controls over financial reporting. Accordingly, we express no such opinion.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is an exploration stage mining company and has no established source of revenues. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plan regarding these matters are also described in the notes to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

“SCHWARTZ LEVITSKY FELDMAN LLP”

Toronto, Ontario, Canada	Chartered Accountants
July 16, 2008, except for note 21	Licensed Public Accountants
which is as of July 23, 2008

1167 Caledonia Road Toronto, Ontario M6A 2X1 Tel: 416 785 5353 Fax: 416 785 5663

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Consolidated Balance Sheets
As at April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

	April 30, 2008	April 30, 2007

	$	$

ASSETS

CURRENT ASSETS

Cash and cash equivalents	1,255,620	936,436

Prepaid expenses and other (note 6)	282,347	464,371

Exploration tax credit receivable (note 7)	-	483,258

Short-term investment in available-for-sale securities (note 14)	31,500	-

Restricted Deposit	-	17,889

	1,569,467	1,901,954

RESTRICTED CASH (Note 13)	817,092	2,266,602

PROPERTY, PLANT AND EQUIPMENT (Note 8)	140,041	56,551

	2,526,600	4,225,107

The accompanying notes are an integral part of these consolidated financial statements.

APPROVED ON BEHALF OF THE BOARD

/s/ Ronald K. Mann
Ronald K. Mann, Director

/s/ J. L. Guerra, Jr.
J. L. Guerra, Jr., Director

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Consolidated Balance Sheets
As at April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

	April 30,	April 30,
	2008	2007
	$	$
LIABILITIES

CURRENT LIABILITIES

Accounts payable and accrued liabilities (Note 9)	221,222	260,134
Obligation under Capital Leases	3,100	2,812
Total Current Liabilities	224,322	262,946

Long -Term Portion of:
Obligations under Capital Lease (note 17)	7,209	9,137

TOTAL LIABILITIES	231,531	272,083
GOING CONCERN (NOTE 2)
COMMITMENTS AND CONTINGENCIES (Note 16)
RELATED PARTY TRANSACTIONS (NOTE 18)
SHAREHOLDERS’ EQUITY

CAPITAL STOCK (Note 10)	2,899	2,288

ADDITIONAL PAID-IN CAPITAL	13,984,853	10,949,726

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	196,474	(63,608)

DEFICIT, ACCUMULATED DURING THE EXPLORATION STAGE	(11,889,157)	(6,935,382)
	2,295,069	3,953,024
	2,526,600	4,225,107

The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Consolidated Statements of Operations
For the years ended April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

		For the year	For the year
	Cumulative	ended	ended
	since	April 30,	April 30,
	inception	2008	2007
	$	$	$
OPERATING EXPENSES

General and administration (Note 12)	5,807,842	1,702,640	2,483,278
Project expenses	7,150,486	3,341,682	1,899,340
Exploration Tax Credit	(605,716)	-	(321,013)
Amortization	39,811	21,877	12,731
Loss on sale/disposal of capital assets	5,904	-	-

TOTAL OPERATING EXPENSES	12,398,327	5,066,199	4,074,336

LOSS BEFORE INCOME TAXES	(12,398,327)	(5,066,199)	(4,074,336)

Income taxes recovery	509,170	112,424	370,746

NET LOSS	(11,889,157)	(4,953,775)	(3,703,590)

Loss per share - basic and diluted		(0.19)	(0.20)

Weighted average common shares outstanding		26,337,414	18,152,531

The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Consolidated Statements of Cash Flows
For the years ended April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

	Cumulative	For the Year	For the Year
	Since	ended	ended
	Inception	April 30, 2008	April 30, 2007
	$	$	$
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the year	(11,889,157)	(4,953,775)	(3,703,590)
Items not requiring an outlay of cash:
Amortization	39,811	21,877	12,731
Loss on sale/disposal of capital assets	5,904	-	-
Registration rights penalty expense	188,125	-	188,125
Shares issued for property payment	525,339	57,252	153,845
Common shares issued for settlement of severance liability to ex-officer	113,130	-	113,130
Stock-based compensation	1,260,847	584,328	451,273
Compensation expense on issue of warrants	123,079	123,079	-
Issue of shares for professional services	852,523	-	722,023
Issue of units against settlement of debts	20,077
Decrease (Increase) in prepaid expenses and other	(281,190)	225,047	(386,394
Decrease (Increase) in exploration tax credit receivable	-	483,258	(330,113)
Increase (Decrease) in accounts payable and accrued liabilities	220,732	(47,438)	27,852
(Increase) Decrease in restricted cash	(817,092)	1,449,510	(2,148,327)
Decrease in restricted deposit	-	17,889	-
Increase (Decrease) in other liabilities		-	(3,750

NET CASH USED IN OPERATING ACTIVITIES	(9,637,872)	(2,038,973)	(4,903,195)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(183,331)	(102,593)	(6,141)
Investment in available for sale securities	(31,500)	(31,500)	-

NET CASH USED IN INVESTING ACTIVITIES	(214,831)	(134,093)	(6,141)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments from a shareholder	1,180
Proceeds (Repayments) from Demand promissory notes	200,000
Proceeds from Convertible promissory notes converted	200,500
Proceeds from the exercise of stock options	61,000		55,500
Proceeds from exercise of warrants – net	450,309		429,537
Proceeds from subscription of warrants – net	525,680
Proceeds from issuance of units/shares – net	9,460,081	2,271,080	3,009,762
Proceeds (Repayments) from capital lease obligation	10,309	(1,640)	(2,707

NET CASH PROVIDED BY FINANCING ACTIVITIES	10,909,059	2,269,440	3,492,092

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES	199,264	222,810	(58,446)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS FOR THE YEAR	1,255,620	319,184	(1,475,690)
Cash and cash equivalents, beginning of year	-	936,436	2,412,126

CASH AND CASH EQUIVALENTS, END OF YEAR	1,255,620	1,255,620	936,436
INCOME TAXES PAID		-	-
INTEREST PAID		-	-

The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Consolidated Statements of Changes in Stockholders’ Equity
From Inception to April 30, 2008
(Amounts expressed in US Dollars)

					Deficit,
					Accumulated		Accumulated
	Number of	Common	Additional		during the		Other
	Common	Shares	Paid-in	Subscription	Exploration	Comprehensive	Comprehensive
	Shares	Amount	Capital	for Warrants	Stage	Income (loss)	Income (loss)
	#	$	$	$	$	$	$
Issuance of Common shares	2,833,377	154,063	-	-	-	-	-
Issuance of warrants	-	-	1,142	-	-	-	-
Foreign currency translation	-	-	-	-		604	604
Net loss for the year	-	-	-		(124,783)	(124,783)	-

Balance as of April 30, 2003	2,833,377	154,063	1,142	-	(124,783)	(124,179)	604

Issuance of Common shares	1,435,410	256,657	-	-	-	-
Issuance of warrants	-	-	2,855	-	-	-
Shares repurchased	(240,855)	(5,778)	-	-	-	-
Recapitalization pursuant to reverse acquisition	2,737,576	(404,265)	404,265	-	-	-
Issuance of Common shares	1,750,000	175	174,825	-	-	-
Issuance of Common shares for Property Payment	300,000	30	114,212	-	-	-
Foreign currency translation	-	-	-	-	-	(12,796)	(12,796)
Net loss for the year	-	-	-	-	(442,906)	(442,906)	-

Balance as of April 30, 2004	8,815,508	882	697,299	-	(567,689)	(455,702)	(12,192)

Issuance of Common shares for Property Payment	133,333	13	99,987	-	-	-	-
Issuance of common shares on Conversion of Convertible	76,204	8	57,144	-	-	-	-

Promissory note
Foreign currency translation	-	-	-	-	-	9,717	9,717
Net loss for the year	-	-	-	-	(808,146)	(808,146)	-

Balance as of April 30, 2005	9,025,045	903	854,430	-	(1,375,835)	(798,429)	(2,475)

Stock based compensation - Directors and officers			216,416
Stock based compensation - Consultants			8,830
Issue of common shares and Warrants on retirement of Demand Promissory note	369,215	37	203,031
Units issued to an outside company for professional services settlement	24,336	2	13,384
Units issued to an officer for professional services settlement	12,168	1	6,690
Issuance of common shares for professional services	150,000	15	130,485
Units issued to shareholder	490,909	49	269,951
Units issued to a director	149,867	15	82,412
Units issued to outside subscribers	200,000	20	109,980
Issuance of common shares on Conversion of Convertible Promissory notes	59,547	6	44,654
Issuance of common shares on Exercise of warrants	14,000	2	11,998
Issuance of common shares on Conversion of Convertible
Promissory notes	76,525	8	57,386
Private placement of shares	150,000	15	151,485
Issuance of Common shares for property payment	133,333	13	99,987
Issuance of common shares on Conversion of Convertible Promissory notes	34,306	4	25,905
Issuance of common shares on Exercise of warrants	10,000	1	8,771
Issuance of common shares on Conversion of Convertible	101,150	10	76,523

Promissory notes
Issue of 400,000 Special Warrants net				371,680
Issue of 200,000 flow through warrants				154,000
Brokered private placement of shares- net	5,331,327	533	2,910,375
Brokered Private placement of flow through Shares- net	25,000	2	13,310
Exercise of stock options	10,000	1	5,499
Foreign currency translation	-	-	-			(2,687)	(2,687)
Net loss for the year	-	-	-		(1,855,957)	(1,855,957)	-

Balance as of April 30, 2006	16,366,728	1,637	5,301,502	525,680	(3,231,792)	(1,858,644)	(5,162)

Exercise of warrants	10,000	1	8,986
Exercise of warrants	45,045	5	40,445
Exercise of warrants	16,000	2	14,278
Common shares issued for settlement of severance liability to ex-officer	141,599	14	113,116
Exercise of warrants	43,667	4	39,364
Exercise of warrants	17,971	2	15,937
Exercise of warrants	43,667	4	38,891
Exercise of warrants	16,000	2	14,251
Exercise of warrants	158,090	16	141,616
Issue of common shares for property payment	43,166	4	53,841
Exercise of warrants	64,120	6	57,863
Exercise of warrants	61,171	6	53,818
Exercise of stock options	24,000	2	17,998
Issuance of common shares for professional services	342,780	34	438,725
Brokered private placement of units-net	400,000	40	363,960
Brokered private placement of units- net	550,000	55	498,923
Stock based compensation-Directors and Officers			451,273
Exercise of stock options	50,000	5	37,495

Issuance of common shares for property payment	133,334	13	99,987
Issuance of common shares for professional services	160,000	16	131,184
Issuance of common shares for professional services	118,800	12	152,052
Issue of shares for flow-through warrants	200,000	20	153,980	(154,000)
Issue of shares for special warrants	404,000	41	375,679	(371,680)
Issue of 2,823,049 flow- through warrants -net				1,916,374
Issue of 334,218 unit special warrants-net				230,410
Issue of 3,105,358 common shares for 2,823,049 flow through warrants	3,105,358	310	1,916,064	(1,916,374)
Issue of 367,641 common shares for 334,218 unit special warrants	367,641	37	230,373	(230,410)
Registration rights penalty expense			188,125
Foreign currency translation						(58,446)	(58,446)
Net loss for the year					(3,703,590)	(3,703,590)
Balance April 30, 2007	22,883,137	2,288	10,949,726	0	(6,935,382)	(3,762,036)	(63,608)

Shares for property payment	136,364	13	57,239
Stock based compensation			584,328
Unrealized gain on available-for-sale securities net of deferred taxes						9,000	9,000
543,615 flow through units	543,615	54	227,450
1,916,666 units-net	1,916,666	192	698,110
1,071,770 flow through units	1,071,770	108	449,379
2,438,888 units-net	2,438,888	244	1,036,622
Expenses relating to issue of units			(141,080)
Compensation expense on issue of warrants			123,079
Foreign currency translation						251,082	251,082
Net loss for the year					(4,953,775)	(4,953,775)
Balance as of April 30, 2008	28,990,440	2,899	13,984,853		(11,889,157)	(4,693,693)	196,474

The accompanying notes are an integral part of these consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

1.      BASIS OF PRESENTATION

The audited consolidated financial statements include the accounts of Yukon Gold Corporation, Inc. (the “Company”) and its wholly owned Canadian operating subsidiary, Yukon Gold Corp. (“YGC”). All material inter-company accounts and transactions have been eliminated.

2.      GOING CONCERN

The Company has no source for operating revenue and expects to incur significant expenses before establishing operating revenue. The Company has a need for equity capital and financing for working capital and exploration and development of its properties. Because of continuing operating losses, the Company’s continuance as a going concern is dependent upon its ability to obtain adequate financing and to reach profitable levels of operation. The Company’s future success is dependent upon its continued ability to raise sufficient capital, not only to maintain its operating expenses, but to explore for ore reserves and develop those it has on its mining claims. There is no guarantee that such capital will continue to be available on acceptable terms, if at all or if the Company will attain profitable levels of operation.

Management has initiated plans to raise equity funding through the issuance of common shares including flow-through shares. The Company was successful in raising funds (net) of approximately $4 million during the year ended April 30, 2006, which assisted the Company in meeting its commitments and requirements for project expenses and general and administrative expenses. The Company also raised (net) approximately $1.3 million during the six months ended October 31, 2006. The Company raised (net) approximately $1.9 million through subscription of flow-through special warrants and raised (net) approximately $230,000 through subscription of unit special warrants during the three months ended January 31, 2007. The Company further raised an additional (net) approximately $227,000 through subscription of flow-through units and raised (net) approximately $557,000 through subscription of units during the three months ended October 31, 2007. The Company further raised approximately (net) $450,000 through subscription of flow-through units and raised (net) approximately $1,037,000 through subscription of units during the three months ended January 31, 2008. The Company's common shares are listed on the Toronto Stock Exchange (the “TSX”) and included for quotation on the Over-The-Counter Bulletin Board maintained by the NASD in the United States. The trading of the Company's stock in both the United States and Canada has expanded its investor base, as the Company continues to explore sources of funding from both the United States and Canada.

These consolidated financial statements have been prepared in accordance with United States generally acceptable accounting principles applicable to a going concern. Accordingly, they do not give effect to adjustments that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and liquidate its liabilities and commitments in other than the normal course of business and at amounts different from those in the accompanying consolidated financial statements.

3.      NATURE OF OPERATIONS

The Company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in acquisition, exploration and development of its two mining properties, both located in the Yukon Territory in Canada. The Company has not yet determined whether these properties contain mineral reserves that are economically recoverable. The business of mining and exploring for minerals involves a high degree of risk and there can be no assurances that current exploration programs will result in profitable mining operations.

4.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)      Use of Estimates

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from such estimates. Significant estimates include accruals, valuation allowance, fair value of stock for services and estimates for calculation for stock based compensation.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

4.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

b)      Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, and any other highly liquid investments with a maturity of three months or less. The carrying amounts approximate fair values because of the short maturity of those instruments.

c)      Other Financial Instruments

The carrying amounts of the Company’s restricted cash, restricted deposit, accounts receivable, exploration tax credit receivable and accounts payable and accrued liabilities approximates fair values because of the short maturity of these instruments.

Commodity Price Risk:

The ability of the Company to develop its properties and the future profitability of the Company is directly related to the market price of certain minerals.

Foreign exchange risk:

The Company conducts most of its operating activities in Canadian dollars. The Company is therefore subject to gains or losses due to fluctuations in Canadian currency relative to the US dollar.

d)      Long-term Financial Instruments

The fair value of each of the Company’s long-term financial assets and debt instruments is based on the amount of future cash flows associated with each instrument discounted using an estimate of what the Company’s current borrowing rate for similar instruments of comparable maturity would be.

e)       Property, Plant and Equipment

Property, Plant, and Equipment are recorded at cost less accumulated amortization. Amortization is provided commencing in the month following acquisition using the following annual rate and method:

Computer equipment	20%	declining balance method
Furniture and fixtures	20%	declining balance method
Office Equipment	20%	declining balance method
Mining Equipment	30%	declining balance method
Computer Software	30%	declining balance method

f)      Operating and Capital Leases

Costs associated with operating leases are expensed as incurred. The cost of assets acquired via capital leases are capitalized and amortized over their useful lives. An offsetting liability is established to reflect the future obligation under capital leases. This liability is reduced by the future principal payments.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

4.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

g)      Foreign Currency Translation

The Company’s operating subsidiary is a foreign private company and maintains its books and records in Canadian dollars (the functional currency). The subsidiary’s financial statements are converted to US dollars for consolidation purposes. The translation method used is the current rate method, which is the method mandated by SFAS No. 52 where the functional currency is the foreign currency. Under the current rate method all assets and liabilities are translated at the current rate, stockholders’ equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year.

Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created. This translation adjustment has been included in Accumulated Other Comprehensive Income (Loss).

h)      Income taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income taxes are provided using the liability method. Under the liability method, deferred income taxes are recognized for all significant temporary differences between the tax and financial statement bases of assets and liabilities.

Current income tax expense (recovery) is the amount of income taxes expected to be payable (recoverable) for the current period. A deferred tax asset and/or liability is computed for both the expected future impact of differences between the financial statement and tax bases of assets and liabilities and for the expected future tax benefit to be derived from tax losses. Valuation allowances are established when necessary to reduce deferred tax asset to the amount expected to be “more likely than not” realized in future tax returns. Tax law and rate changes are reflected in income in the period such changes are enacted.

i)      Revenue Recognition

The Company’s revenue recognition policies are expected to follow common practice in the mining industry. Revenue is recognized when concentrate or dore bars, in the case of precious metals, is produced in a mill processing ore from one or more mines. The only condition for recognition of revenue in these instances is the production of the dore or concentrate. In order to get the ore to a concentrate stage the ore must be mined and transported to a mill where it is crushed and ground. The ground product is then processed by gravity separation and/or flotation to produce a concentrate. In some circumstances chemical treatment is used to extract the precious metals from the concentrate into a solution. This solution is then subjected to various processes to precipitate the precious metals back to a solid state that can be melted down and poured into a mould to produce a dore bar (a combination of gold and silver).

j)      Comprehensive Income

The Company has adopted SFAS No. 130 Reporting Comprehensive Income. This standard requires companies to disclose comprehensive income in their consolidated financial statements. In addition to items included in net income, comprehensive income includes items currently charged or credited directly to stockholders’ equity, such as foreign currency translation adjustments.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

4.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

k)      Long-Lived Assets

In accordance with Financial Accounting Standard Board Statement No. 144, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. At April 30, 2008 and 2007, no impairments were recognized. Amortization expense for the years ended April 30, 2008 and 2007 was $21,877 and $12,731 respectively.

l)      Acquisition, Exploration and Evaluation Expenditures

The Company is an exploration stage mining company and has not yet realized any revenue from its operations. It is primarily engaged in the acquisition and exploration of mining properties. Mineral property exploration costs are expensed as incurred. Mineral property payments are capitalized only if the Company is able to allocate any economic value beyond proven and probable reserves. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property will be capitalized. For the purpose of preparing financial information, the Company is unable to allocate any economic value beyond proven and probable reserves and hence all property payments are considered to be impaired and accordingly written off to project expense. All costs associated with a property that has the potential to add to the Company’s proven and probable reserves are expensed until a final feasibility study demonstrating the existence of proven and probable reserves is completed. No costs have been capitalized in the periods covered by these financial statements. Once capitalized, such costs will be amortized using the units-of-production method over the estimated life of the probable reserve.

Mineral property acquisition costs will also be capitalized in accordance with the FASB Emerging Issues Task Force ("EITF") Issue 04-2 when management has determined that probable future benefits consisting of a contribution to future cash inflows have been identified and that adequate financial resources are available or are expected to be available as required to meet the terms of property acquisition and budgeted exploration and development expenditures. Mineral property payments are expensed as incurred if the criteria for capitalization is not met.

To date, mineral property exploration costs have been expensed as incurred. As of the date of these financial statements, the Company has incurred only property payments and exploration costs which have been expensed. To date the Company has not established any proven or probable reserves on its mineral properties.

m)      Stock Based Compensation

On December 16, 2004, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No.123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”), which is a revision of FASB Statement No.123, Accounting for Stock-Based Compensation. The Company had adopted the provisions of SFAS 123 (R) on May 1, 2005. As of April 30, 2008 there was $17,508 of unrecognized expense related to non-vested stock-based compensation arrangements granted. The total stock-based compensation expense relating to all employees and non employees for the years ended April 30, 2008 and 2007 was $584,328 and $451,273 respectively.

n)      Earnings or Loss per Share

The Company has adopted FAS No. 128, “Earnings per Share”, which requires disclosure on the financial statements of “basic” and “diluted” loss per share. Basic loss per share is computed by dividing net loss by the weighted average number of common shares outstanding for the year. Diluted loss per share is computed by dividing net loss by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year. There were no common equivalent shares outstanding at April 30, 2008 and 2007 that have been included in dilutive loss per share calculation as the effects would have been anti-dilutive. At April 30, 2008, there were 1,566,000 options from the 2003 Stock Option Plan and 1,837,500 options from the 2006 Stock Option Plan and 9,001,050 warrants outstanding. At April 30, 2007, there were 2,084,000 options from the 2003 Stock Option Plan and 400,000 options from the 2006 Stock Option Plan and 5,415,703 warrants outstanding

o)      Flow-Through Financing

The Company has financed a portion of its exploration activities through the issue of flow-through shares, which transfer the Canadian tax deductibility of exploration expenditure to the investor. Proceeds received from the issuance of such shares are allocated between the offering of shares and the sale of tax benefits.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

4.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

o)      Flow-Through Financing-cont'd

The allocation is made based on the difference between the quoted price of the existing shares and the amount the investor pays for the shares. A liability is recognized for the difference.

Resource expenditure deductions for income tax purposes related to exploration and development activities funded by flow-through share arrangements are renounced to investors in accordance with the income tax legislation in Canada. On such renunciation, a deferred tax liability is created and the liability recognized at issuance reversed. The Company recognized the benefit of tax losses to offset the deferred tax liability resulting in an income tax recovery.

p)      Recent Pronouncements

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in enterprises’ financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attributable for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognizing, classification, interest and penalties, accounting in interim periods, disclosures and transitions. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measures” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements, however the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently reviewing the effect, if any, SFAS 157 will have on its financial position and operations.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multi employer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement did not have a material effect on the Company's future reported financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159 (“SFAS 159”) - the fair value option for financial assets and liabilities including in amendment of SFAS 115.

This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November15, 2007, and interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair value measurements. The Company is currently evaluating the impact of SFAS No. 159 on its consolidated financial statements.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

4.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

p)      Recent Pronouncements-cont'd

In September 2006, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin No. 108 (Topic 1N), “Quantifying Misstatements in Current Year Financial Statements” (“SAB No. 108”). SAB No. 108 addresses how the effect of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires SEC registrants (i) to quantify misstatements using a combined approach which considers both the balance sheet and income statement approaches; (ii) to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors; and (iii) to adjust their financial statements if the new combined approach results in a conclusion that an error is material. SAB No. 108 addresses the mechanics of correcting misstatements that include effects from prior years. It indicates that the current year correction of a material error that includes prior year effects may result in the need to correct prior year financial statements even if the misstatement in the prior year or years is considered immaterial. Any prior year financial statements found to be materially misstated in years subsequent to the issuance of SAB No. 108 would be restated in accordance with SFAS No. 154, “Accounting Changes and Error Corrections.” Because the combined approach represents a change in practice, the SEC staff will not require registrants that followed an acceptable approach in the past to restate prior years’ historical financial statements. Rather, these registrants can report the cumulative effect of adopting the new approach as an adjustment to the current year’s beginning balance of retained earnings. If the new approach is adopted in a quarter other than the first quarter, financial statements for prior interim periods within the year of adoption may need to be restated. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The implementation of SAB No. 108 did not have a material impact on the Company’s results of operations and financial condition.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”. This Statement replaces SFAS No. 141, Business Combinations.

This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This Statement also establishes principles and requirements for how the acquirer: a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree; b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase and c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) will apply prospectively to business combinations for which the acquisition date is on or after Company’s fiscal year beginning May 1, 2009.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements”. This Statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. The Company has not yet determined the impact, if any, that SFAS No. 160 will have on its consolidated financial statements. SFAS No. 160 is effective for the Company’s fiscal year beginning May 1, 2009.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The guidance in FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The Company is currently assessing the impact of FAS 161.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

4.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-CONT’D

p)      Recent Pronouncements-cont'd

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("SFAS 162"). SFAS 162 is intended to improve financial reporting by identifying a consistent framework, or hierarchy, for selecting accounting principles to be used in preparing financial statements that are presented in conformity with U.S. GAAP for nongovernmental entities. SFAS 162 is effective 60 days following the Securities and Exchange Commission's approval of the Public Company Accounting Oversight Board auditing amendments to AU Section 411, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles." The Company does not expect SFAS 162 to have a material effect on its consolidated financial statements.

5.      COMPREHENSIVE LOSS

The components of comprehensive loss are as follows:

	For the year	For the year
	ended	ended
	April 30,	April 30,
	2008	2007
	$	$
Net loss	(4,953,775)	(3,703,590
Other comprehensive income (loss) Unrealized gain on available for sale securities net of deferred taxes	9,000	-
Other comprehensive income (loss) Foreign currency translation	251,082	(58,446)

Comprehensive loss	(4,693,693)	(3,762,036)

The foreign currency translation adjustments are not currently adjusted for income taxes as the Company’s operating subsidiary is located in Canada and the adjustments relate to the translation of the financial statements from Canadian dollars into United States dollars, which are done as disclosed in note 4 (g).

6.      PREPAID EXPENSES AND OTHER

Included in prepaid expenses and other is an amount of $54,360 (CDN$54,750) (prior year: $27,280 (CDN$30,284)) being Goods & Services tax receivable from the Federal Government of Canada. Included in prepaid expenses and other is also a deposit of $148,928(CDN$150,000) (prior year: $189,172 (CDN $210,000) with a contractor for diamond drilling at drill sites to be selected by the Company. Prepaid expense for prior year also includes $223,741(CDN$248,374) being a deposit with a geological company for conducting exploration activities at the Mount Hinton and Marg Properties.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

7.      EXPLORATION TAX CREDIT RECEIVABLE

For the year ended April 30, 2007 and 2006, the Company had a claim to the Yukon exploration tax credit, since it maintained a permanent establishment in the province of Yukon, Canada and had incurred eligible mineral exploration expenses as defined by the federal income tax regulations of Canada. The Company’s expectation of receiving this credit of $483,258 (CDN$536,465) was based on the history of receiving past credits. On March 6, 2008 the Company received $180,970 (CDN$181,658) which represents the 2006 Yukon tax credit of $171,035 (CDN$171,685) plus accumulated interest of $9,935 (CDN$9,973). On March 11, 2008 the Company received $299,207 (CDN$300,344) which represents the 2007 Yukon Tax Credit of $298,864 (CDN$300,000) plus accumulated interest of $343 (CDN$344). The provincial Government of Yukon has discontinued the grant of credit commencing April 1, 2007.

8.      PROPERTY, PLANT AND EQUIPMENT

	April 30,	April 30,
	2008	2007
	$	$

Computer Equipment	31,448	23,936
Furniture and fixtures	42,350	36,160
Mining Equipment	55,997	-
Computer Software	36,355
Capital leases:
Office Equipment	17,156	15,566

Cost	183,306	75,662

Less: Accumulated amortization

Computer Equipment	13,490	8,723
Furniture and fixtures	14,426	7,275
Mining Equipment	2,808	-
Computer Software	6,365
Capital leases:
Office Equipment	6,176	3,113
	43,265	19,111

Net	140,041	56,551

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

9.      ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	April 30,	April 30,
	2008	2007
	$	$
Accounts payable and accrued liabilities are comprised of the following:

Trade payables	53,866	30,150
Accrued Liabilities-Flow Through Penalty	91,806	34,223
Accrued Liabilities-Payroll	21,418	2.614
Accrued Liabilities-Consulting Fees	1,231	0
Accrued Liabilities-Accounting & Legal	29,395	31,468
Accrued Liabilities-Audit Fees	20,883	14,864
Accrued Liabilities-Rent Equalization	2,623	1,082
Accrued Liabilities-Financing Fees/Penalty		142,133
Accrued Liabilities-Franchise Tax		3,600
	221,222	260,134

10.     CAPITAL STOCK

a)      Authorized

150,000,000 of Common shares, $0.0001 par value (50,000,000 in 2007)

b)      Issued

28,990,440 Common shares (22,883,137 in 2007)

c)      Changes to Issued Share Capital

Year ended April 30, 2007

On May 29, 2006 the Company issued 10,000 common shares for the exercise of 10,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $8,987 (CDN$10,000).

On May 29, 2006 the Company issued 45,045 common shares for the exercise of 45,045 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $40,450 (CDN$45,045).

On May 29, 2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,280 (CDN$16,000).

On May 30, 2006 the Company issued 141,599 common shares for the settlement of an accrued liability to an ex officer and director. The accrued severance amount of $113,130 (CDN$128,855) was converted to 141,599 common shares at $0.80 (CDN$0.91) .

On June 22, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $39,368 (CDN$43,667).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

10.     CAPITAL STOCK-CONT'D

c)      Changes to Issued Share Capital-cont'd

On June 28, 2006 the Company issued 17,971 common shares for the exercise of 17,971 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $15,939 (CDN$17,971).

On June 28, 2006 the Company issued 43,667 common shares for the exercise of 43,667 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $38,895 (CDN$43,667).

On June 28, 2006 the Company issued 16,000 common shares for the exercise of 16,000 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $14,253 (CDN$16,000).

On June 29, 2006 the Company issued 158,090 common shares for the exercise of 158,090 warrants at $0.89 (CDN$1.00) from a warrant holder in consideration of $141,632 (CDN$158,090).

On July 7, 2006 the Company issued 43,166 common shares in settlement of a property payment on the Mount Hinton property. The shares represent $53,845 (CDN$60,000) payment and were valued $1.25 (CDN$1.39) each.

On July 7, 2006 the Company issued 64,120 common shares for the exercise of 64,120 warrants at $0.90 (CDN$1.00) from a warrant holder in consideration of $57,869 (CDN$64,120).

On July 17, 2006 the Company issued 61,171 common shares for the exercise of 61,171 warrants at $0.88 (CDN$1.00) from a warrant holder in consideration of $53,824 (CDN$61,171).

On August 11, 2006 the Company held in escrow 817,980 restricted shares in total to three consultants for services relating to business promotion and development. These consultants assisted management in the preparation of financial offerings and in arranging meetings and making presentations to the brokerage community and institutional investors in both the United States and Canada. Except for 342,780 common shares which were earned by these consultants as of October 31, 2006, the balance of 475,200 common shares held in escrow were to be released to each consultant in 8 monthly installments of 19,800 common shares commencing November 1, 2006. Out of 475,200 common shares held in escrow, 356,400 common shares were returned to the Company for cancellation. (Refer to Note 12).

On September 7, 2006 the Company issued 24,000 shares to an officer upon exercising 24,000 vested stock options at $0.75 for a total of $18,000.

On October 3, 2006, the Company completed a brokered private placement and issued 400,000 units, where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $400,000. The Company paid a finders fee of 6% and reimbursed expenses for 3% of the total consideration. The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term. On November 27, 2007 the board of directors approved the extension of the expiry dates of the warrants to October 4, 2009.

On October 3, 2006, the Company completed another brokered private placement and issued 550,000 units, where each unit consisted of a common share and a share purchase warrant. The units were priced at $1.00 per unit for a total of $550,000. The Company paid a finders fee of $33,000 and reimbursed expenses for $18,022 (CDN$20,000). The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term. On November 27, 2007 the board of directors approved the extension of the expiry dates of the warrants to October 4, 2009.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

10.     CAPITAL STOCK-CONT'D

c)      Changes to Issued Share Capital-cont'd

On December 12, 2006 the Company issued 50,000 shares to a former officer upon exercising of 50,000 vested stock options at $0.75 for a total of $37,500.

On December 6, 2006 the board of directors authorized the issuance of 133,334 common shares in the amount of $100,000 for a property payment to Atna Resources Ltd., along with a cash payment of $86,805 (CDN$100,000) as per terms of the agreement. The common shares along with the cash payment were delivered to Atna Resources Ltd. on December 12, 2006. This entire payment of $186,805 was expensed in the consolidated statements of operations.

On December 19, 2006 the Company issued 160,000 common shares to a consultant for services rendered. These services related to the consulting agreement dated March 21, 2006. As per terms of that agreement, the Consultant was to provide to the Company market and financial advice and expertise as may be necessary relating to the manner of offering and pricing of securities. The agreement was for a period of twelve months commencing the day of trading of the Company’s stock on the Toronto Stock Exchange (April 19, 2006). As per the agreement, the Consultant was to be compensated a fee equal to 240,000 restricted common shares of the Company with a fair value of $196,800 and was to receive these shares on a monthly basis. Each party was able to cancel the agreement on 30 days notice. The Company cancelled the agreement as of November 30, 2006 and on December 19, 2006 issued 160,000 common shares as full and final consideration.

On December 19, 2006 the Company issued 200,000 common shares in lieu of sale of 200,000 Flow-Through Special Warrants made to a Canadian accredited investor, for $180,000 (CDN$205,020) on December 30, 2005. Each Flow-Through Special Warrant entitled the Holder to acquire one flow-through common share of the Company at no additional cost.

On December 28, 2006, the Company completed a private placement of 2,823,049 flow-through special warrants (which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) at a price of $0.90 (CDN$1.05) per warrant and 334,218 unit special warrants at a price of $0.77 (CDN$0.90) per warrant for aggregate gross proceeds to the Company of $2,801,610 (CDN$3,264,996). Each flow-through special warrant entitles the holder to acquire, for no additional consideration, one common share of the Company. Each unit special warrant entitles the holder to acquire, for no additional consideration, one common share and one common share purchase warrant of the Company. Each common share purchase warrant entitles the holder to acquire one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date. In connection with this private placement, the Company agreed to file a prospectus in Canada qualifying the issuance of the common shares and warrants issuable upon the exercise of the special warrants as well as those common shares issuable on exercise of the common share purchase warrants. In addition, the Company agreed to file a registration statement in the United States covering the re-sale of common shares underlying the units and warrants by the respective shareholders. In the event the Company fails to obtain effectiveness for the final prospectus and the registration statement by February 26, 2007 (60 days from the closing date), each flow-through special warrant will entitle the holder to acquire 1.1 common shares on exercise thereof and each unit special warrant will entitle the holder to acquire 1.1 common shares and 1.1 common share purchase warrants on exercise thereof. The flow-through and unit special warrants will be automatically exercised on the earlier of (i) the third business day after the issuance of a receipt for the final prospectus and the effectiveness of the registration statement, or (ii) the four month anniversary of the closing date of the private placement. On closing, Northern Securities Inc., the lead agent received a cash commission of $171,164 (CDN$198,550) as well as 169,042 flow-through compensation options and 23,395 unit compensation options. In addition, as part of the private placement, Limited Market Dealer Inc. received a cash commission of $25,862 (CDN$30,000) as well as 28,571 flow-through compensation options and Novadan Capital Ltd. received a cash payment of $28,362 (CDN$32,900) as well as 32,900 unit compensation options. Each flow-through compensation option entitles the holder to acquire, for no additional consideration, one flow-through compensation warrant, each exercisable into one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date of December 28, 2006. Each unit compensation option entitles the holder to acquire, for no additional consideration, one unit compensation warrant, each exercisable at $0.81 (CDN$0.941) into one common share and one common share purchase warrant of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date of December 28, 2006. In the event the Company fails to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date), each flow-through compensation option will entitle the holder to acquire 1.1 flow-through compensation warrants on exercise thereof and each unit compensation option granted to Northern Securities, Inc. will entitle the holder to acquire 1.1 unit compensation warrants on exercise thereof. The private placement was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to an exemption afforded by Regulation S promulgated under the Securities Act (“Regulation S”).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

10.     CAPITAL STOCK-CONT'D

c)      Changes to Issued Share Capital-cont'd

On January 11, 2007, the Company issued its obligated 400,000 common shares and an additional 4,000 common shares as penalty, in lieu of sale of 400,000 Special Warrants to a Canadian accredited investor for $404,000 paid on December 15, 2005. Each Special Warrant entitled its holder to acquire one common share of the Company and one common share purchase warrant at no additional cost. The Company was obligated to have a registration statement become effective within 181 days of the closing. In the absence of a registration statement being declared effective within 181 days of the closing, the Company issued an additional 4,000 common shares to the Canadian accredited investor at no extra cost as a penalty. The Company expensed an amount of $5,000 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

On April 25, 2007 the Company issued 2,823,049 common shares and an additional 282,309 shares as a penalty, relating to the private placement of 2,823,049 flow-through special warrants on December 28, 2006 (refer to note above). The penalty shares were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). The Company expensed an amount of $163,739 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

On April 25, 2007 the Company issued 334,218 common shares and an additional 33,423 shares as a penalty, relating to the private placement of 334,218 unit special warrants on December 28, 2006 (refer to note above). The penalty shares were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). The Company expensed an amount of $19,386 to registration rights penalty expense under the head General and Administration and credited this to Additional paid in capital.

Year ended April 30, 2008

On July 7, 2007 the Company issued 136,364 common shares in settlement of a property payment on the Mount Hinton Property. The shares represent $57,252 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.42 (CDN$0.44) each. The balance 60% payment was paid in cash.

On August 16, 2007 the Company completed a private placement (the “Financing”) with Northern Securities Inc. (“Northern”), acting as agent. The Financing was comprised of the sale of 1,916,666 units (the “Units”) at $0.42 (CDN$0.45) per Unit (the “Unit Issue Price”) for gross proceeds of $802,101 (CDN$862,499.70) and the sale of 543,615 flow-through units (the “Flow-Through Units” which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) at $0.49 (CDN$0.52) per Flow-Through Unit (the “Flow-Through Unit Issue Price”) for gross proceeds of $262,884 (CDN$282,680). The proceeds raised were allocated between the offering of shares and the sale of tax benefits A liability of $35,381 was recognized for the sale of taxable benefits, which was reversed and credited to income when the Company renounced resource expenditure deduction to the investor. Each Unit consisted of one non-flow through common share (“Common Share”) and one half of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.60 (CDN$0.60) per share. Each Flow-Through Unit consisted of one flow-through common share and one half of one Common Share purchase warrant (each whole warrant, an “FT Warrant”). Each FT Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.70 (CDN$0.70) per share. The Company paid Northern a commission equal to 8% of the aggregate gross proceeds which amounted to $85,199 (CDN$91,614) and issued 153,333 “Unit Compensation Warrants” and 43,489 “FT Unit Compensation Warrants”. Each Unit Compensation Warrant is exercisable into one Unit at the Unit Issue Price until August 16, 2009. Each FT Unit Compensation Warrant is exercisable into one Common Share and one half of one FT Warrant at the Flow-Through Unit Issue Price until August 16, 2009. Yukon Gold also granted Northern an option (the “Over-Allotment Option”) exercisable until October 15, 2007 to offer for sale up to an additional $468,691 (CDN$500,000) of Units and/or Flow-Through Units on the same terms and conditions. The Company paid a $70,304 (CDN$75,000) due diligence fee to Northern at closing. The Company reimbursed Northern expenses of $18,600 (CDN$20,000) and legal fees of $18,600 (CDN$20,000).

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

10.     CAPITAL STOCK-CONT'D

c)      Changes to Issued Share Capital-cont'd

On November 16, 2007 the Company completed the second part of a private placement (the “Second Financing”) with Northern acting as agent. The Second Financing was comprised of the sale of 2,438,888 units (the “Units”) at $0.46 (CDN$0.45) per Unit (the “Unit Issue Price”) for gross proceeds of $1,127,028 (CDN$1,097,500) and the sale of 1,071,770 flow through units (the “Flow-Through Units”) at $0.53 (CDN$0.52) per Flow-Through Unit (the “Flow-Through Unit Issue Price”) for gross proceeds of $572,315 (CDN$557,320). The proceeds raised were allocated between the offering of shares and the sale of tax benefits. A liability of $77,043 was recognized for the sale of taxable benefits, which was reversed and credited to income when the Company renounced resource expenditure deduction to the investor. The closing represented the final tranche of a $2,816,673 (CDN$2.8 million) private placement with Northern announced on July 24, 2007. Each Unit consists of one non-flow through common share (“Common Share”) and one half of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant is exercisable into one Common Share until November 16, 2009 at an exercise price of $0.60 (CDN$0.60) per share. Each Flow-Through Unit consists of one flow-through common share and one half of one Common Share purchase warrant (each whole warrant, an “FT Warrant”). Each FT Warrant is exercisable into one Common Share until November 16, 2009 at an exercise price of $0.70 (CDN$0.70) per share. Yukon Gold paid Northern a commission equal to 8% of the aggregate gross proceeds and issued 195,111 “Unit Compensation Warrants” and 85,741 “FT Unit Compensation Warrants”. Each Unit Compensation Warrant is exercisable into one Common Share and one half of one Common Share purchase warrant at the Unit Issue Price until November 16, 2009. Each full Common share purchase warrant is exercisable at $0.60 (CDN$0.60) . Each FT Unit Compensation Warrant is exercisable into one Common Share and one half of one Common Share purchase warrant at the Flow-Through Unit Issue Price. Each full Common Share purchase warrant is exercisable at $0.70 (CDN$0.70) .

The foregoing private placements were undertaken pursuant to an exemption offered by Regulation S promulgated under the Securities Act of 1933, as amended.

d)      Purchase Warrants

During the year 2006-2007 the following stock warrants were issued:

400,000 stock warrants were issued on October 3, 2006. The warrants have a two-year term and are exercisable at $1.50 per share in the first twelve months of the term and $2.00 per share in the remaining twelve months of the term. On November 27, 2007 the board of directors extended the expiry date of the warrants to October 4, 2009.

550,000 stock warrants were issued on October 3, 2006. The warrants have a two-year term and are exercisable at $1.50 per share in the the first twelve months of the term and at $2.00 per share in the remaining twelve months of the term. On November 27, 2007, the board of directors extended the expiry date of the warrants to October 4, 2009.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

10.     CAPITAL STOCK-CONT'D

d)      Purchase Warrants-cont'd

334,218 stock warrants and an additional 33,423 stock warrants as a penalty were issued on April 25, 2007, relating to the private placement of 334,218 unit special warrants on December 28, 2006 (refer to note 10 above). The penalty warrants were issued as the Company failed to obtain receipts for the final prospectus or effectiveness of the registration statement by February 26, 2007 (60 days from the closing date). Each common share purchase warrant entitles the holder to acquire one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date

32,900 unit compensation warrants were issued on April 25, 2007 relating to the Private Placement of December 28, 2006 (refer to note 10 above). Each unit compensation warrant is exercisable for a period of 24 months from the closing date of December 28, 2006 at $0.81 (CDN$0.941) into one common share and one common share purchase warrant of the Company which is further exercisable at a price of $0.90 (CDN$1.05) for a period of 24 months from the date of exercise.

23,395 unit compensation warrants and an additional 2,340 unit compensation warrants as a penalty were issued on April 25, 2007 relating to the Private Placement of December 28, 2006 (refer to note 10 above). Each unit compensation warrant is exercisable for a period of 24 months from the closing date of December 28, 2006 at $0.81 (CDN$0.941) into one common share and one common share purchase warrant of the Company which is further exercisable at a price of $0.90 (CDN$1.05) for a period of 24 months from the date of exercise.

169,042 flow-through compensation warrants and an additional 16,905 flow-through compensation warrants as a penalty were issued on April 25, 2007 relating to the Private Placement of December 28, 2006 (refer to note 10 above). Each flow-through compensation warrant is exercisable for a period of 24 months from the closing date of December 28, 2006 at a price of $0.90 (CDN$1.05) ..

28,571 flow-through compensation warrants and an additional 2,858 flow-through compensation warrants as a penalty were issued on April 25, 2007 relating to the Private Placement of December 28, 2006 (refer to note 10 above). Each flow-through compensation warrant is exercisable for a period of 24 months from the closing date of December 28, 2006 at a price of $0.90 (CDN$1.05) ..

During the year 2007-2008 the following stock warrants were issued:

On August 16, 2007 the Company completed a private placement financing. The Financing was comprised of the sale of 1,916,666 units and the sale of 543,615 flow-through units. Each Unit consisted of one non-flow through common share and one half of one Common Share purchase warrant. Each Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.60 (CDN$0.60) per share. Each Flow-Through Unit consisted of one flow-through common share and one-half of one Common Share purchase warrant. Each FT Warrant is exercisable into one Common Share until August 16, 2009 at an exercise price of $0.70 (CDN$0.70) per share. The Company issued 153,333 “Unit Compensation Warrants” and 43,489 “FT Unit Compensation Warrants” to the agent. Each Unit Compensation Warrant is exercisable into one Unit at the Unit Issue Price until August 16, 2009. Each FT Unit Compensation Warrant is exercisable into one Common Share and one half of one FT Warrant at the Flow-Through Unit Issue Price until August 16, 2009.

On November 16, 2007 the Company completed the second part of a private placement financing. The Second Financing was comprised of the sale of 2,438,888 units and the sale of 1,071,770 flow-through units. Each Unit consists of one non-flow through common share and one-half of one Common Share purchase warrant. Each Warrant is exercisable into one Common Share until November 16, 2009 at an exercise price of $0.60 (CDN$0.60) per share. Each Flow-Through Unit consists of one flow-through common share and one half of one Common Share purchase warrant. Each FT Warrant is exercisable into one Common Share until November 16, 2009 at an exercise price of $0.70 (CDN$0.70) per share. The Company issued 195,111“Unit Compensation Warrants” and 85,741 “FT Unit Compensation Warrants”.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

10.     CAPITAL STOCK-CONT'D

d)      Purchase Warrants-cont'd

Each Unit Compensation Warrant is exercisable into one Common Share and one half of one Common Share purchase warrant at the Unit Issue Price until November 16, 2009. Each full Common share purchase warrant is exercisable at $0.60 (CDN$0.60) . Each FT Unit Compensation Warrant is exercisable into one Common Share and one half of one Common Share purchase warrant at the Flow-Through Unit Issue Price. Each full Common Share purchase warrant is exercisable at $0.70 (CDN$0.70) .

On December 15, 2007 warrants were issued to the newly appointed President and CEO to purchase 500,000 common shares at a price of $0.24 (CDN$0.24) . 250,000 warrants vested immediately commencing on December 15, 2007 and the balance 250,000 warrants shall vest after six months on June 15, 2008. The warrants granted had a term of 5 years commencing the date of vesting. The fair value of the warrants were calculated using the Black-Scholes method of valuation, using 5% risk free rate and volatility factor of 96.21% . The Company expensed compensation cost for issue of warrants for $123,079 during the year ended April 30, 2008 and carried forward $17,813 being the unexpended compensation cost deferred over the vesting period. Subsequent to April 30, 2008 on June 15, 2008 the balance 250,000 vested.

On November 27, 2007 the board of directors approved the extension of the expiry dates of the following warrants by one (1) year: (a) 2,665,669 warrants expiring on March 28, 2008 exercisable at $0.90 per warrant to March 28, 2009 (b) 950,000 warrants expiring on October 4, 2008 which are exercisable at $2.00 per warrant to October 4, 2009 and (c) 533,133 Broker warrants expiring on March 28, 2008 exercisable at $0.60 per unit to March 28, 2009.

	Number of
	Warrants	Exercise
	Granted	Prices	Expiry Date
		$

Outstanding at April 30, 2006 and average exercise price	4,655,270	0.88
Granted in year 2006-2007	950,000	2.00	October 4, 2009
Granted in year 2006-2007	367,641	0.90	December 28, 2008
Granted in year 2006-2007	276,011	0.81	December 28, 2008
Exercised in year 2006-2007	(306,773)	(0.89)
Exercised in year 2006-2007	(107,787)	(0.90)
Exercised in year 2006-2007	(61,171)	(0.88)
Expired in year 2006-2007	(171,168)	(1.25)
Expired in year 2006-2007	(186,320)	(1.00)
Cancelled	-

Outstanding at April 30, 2007 and average exercise price	5,415,703	$0. 97
Granted in year 2007-2008	1,111,665	0.60	August 16, 2009
Granted in year 2007-2008	315,296	0.70	August 16, 2009
Granted in year 2007-2008	1,414,554	0.60	November 16, 2009
Granted in year 2007-2008	621,626	0.70	November 16, 2009

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

10.     CAPITAL STOCK-CONT'D

d)      Purchase Warrants-cont'd

Granted in year 2007-2008	250,000	0.24	December 15, 2012
Granted in year 2007-2008	250,000	0.24	June 15, 2013
Exercised in year 2007-2008	-	-
Expired in year 2007-2008	(377,794)	(1.00)
Cancelled in year 2007-2008	-	-
Outstanding at April 30, 2008 and average exercise price	9,001,050	0.86

The warrants do not confer upon the holders any rights or interest as a shareholder of the Company.

On November 27, 2007 the board of directors approved the extension of the expiry dates of the following warrants by one (1) year: (a) 2,665,669 warrants expiring on March 28, 2008 exercisable at $0.90 per warrant to March 28, 2009, having a fair value of $76,483; (b) 950,000 warrants expiring on October 4, 2008 which are exercisable at $2.00 per warrant to October 4, 2009, having a fair market value of $5,144; and (c) 533,133 Broker warrants expiring on March 28, 2008 exercisable at $0.60 per unit to March 28, 2009 having a fair market value of $28,645.

11.       SUBSCRIPTION FOR WARRANTS

Year 2006-2007

(a)

On December 15, 2005 the Company completed the sale of 400,000 Special Warrants using the services of an agent at a subscription price of $1.01 per Warrant to a Canadian accredited investor for $404,000. Each Special Warrant entitled its holder to acquire one common share of the Company and one common share purchase warrant at no additional cost. Each share purchase warrant entitled the holder to purchase one common share in the capital of the Company at a price of $1.00 per warrant share for a period of one year following the closing date. The agent received $32,320 in commission as well as 32,320 warrants. Each warrant was exercisable for one common share at $ 1.00 until December 15, 2006 with a fair value of $9,995. The Company was obligated to have a registration statement become effective within 181 days of the closing. In the absence of a registration statement being declared effective within 181 days of the closing, the Company, effective June 15, 2006 was obligated to issue an additional 4,000 common shares and 4,000 warrants to the accredited investor at no extra cost as a penalty. The Company issued 404,000 common shares on January 11, 2007 (see Note 10 c)).

(b)

On December 30, 2005 the Company completed the sale of 200,000 Flow-Through Special Warrants (“Special Warrants”) to a Canadian accredited investor, for gross proceeds of $180,000 (CDN$205,020). Each Special Warrant entitled the Holder to acquire one flow-through common share of the Company (“Flow-Through Shares”) at no additional cost. The Company issued 200,000 common shares on December 19, 2006. (Refer to Note 10 c))

(c)

On December 28, 2006, the Company completed a private placement of 2,823,049 flow-through special warrants (which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) at a price of $0.90 (CDN$1.05) per warrant and 334,218 unit special warrants at a price of $0.77 (CDN$0.90) per warrant for aggregate gross proceeds to the Company of $2,801,610 (CDN$3,264,996). Each flow-through special warrant entitles the holder to acquire, for no additional consideration, one common share of the Company. Each unit special warrant entitles the holder to acquire, for no additional consideration, one common share and one common share purchase warrant of the Company. Each common share purchase warrant entitles the holder to acquire one common share of the Company at a price of $0.90 (CDN$1.05) for a period of 24 months from the closing date. On April 25, 2007 the Company issued 2,823,049 common shares and an additional 282,309 shares as a penalty, relating to the private placement of 2,823,049 flow-through special warrants (refer to Note 10 c))

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

11.       SUBSCRIPTION FOR WARRANTS-CONT'D

The term “Flow-Through Shares” is significant for tax purposes in Canada because it enables the issuer to allocate certain exploration tax credit to the holders of such shares. As all Canadian Exploration expenses are incurred by the Company’s 100% owned Canadian subsidiary, which conducts mining explorations in the Yukon Territory of Canada, for Canadian tax purposes, a similar Flow-Through subscription agreement was executed between the Company and its 100% Canadian subsidiary. The effective date of renunciation for Canadian Exploration expenses was December 31, 2006, which as per Canadian tax regulations requires the Canadian subsidiary to incur eligible Canadian exploration expenses for the entire subscription amount of $2,543,505 (CDN$2,964,201) on or before December 31, 2007. The Company has renounced such eligible expenses to the Canadian accredited investors. Proceeds received from such warrants were allocated by the Company between the offering for shares and the sale of tax benefits. The amount of $366,996 attributable to the sale of taxable benefits was credited to Other Liabilities. On renunciation of eligible exploration expenses in January of 2007, this Liability was reversed and included in income under Income tax recovery.

(d)

On December 28, 2006 the Company completed the sale of 334,218 Unit Special Warrants using the services of an agent at a subscription price of $0.77 (CDN$0.90) per Unit Special Warrant for gross proceeds of $258,105 (CDN$300,796). On April 25, 2007 the Company issued 334,218 common shares and an additional 33,423 shares as a penalty, relating to the private placement of 334,218 unit special warrants (refer to note 10 c))

Year 2007-2008

There were no subscriptions for warrants during the period May 1, 2007 to April 30, 2008.

12.      STOCK BASED COMPENSATION

Per SEC Staff Accounting Bulletin 107, Topic 14.F, “Classification of Compensation Expense Associated with Share-Based Payment Arrangements” stock based compensation expense is being presented in the same lines as cash compensation paid.

The Company adopted a new Stock Option Plan at its shareholders meeting on January 19, 2007 (the “2006 Stock Option Plan”). The 2006 Stock Option Plan will be administered by the board of directors of the Company or, in the board of directors’ discretion, by a committee appointed by the board of directors for that purpose. The TSX approved the 2006 Stock Option plan on March 9, 2007.

Subject to the provisions of the 2006 Stock Option Plan, the aggregate number of shares which may be issued under the 2006 Stock Option Plan shall not exceed 2,000,000 shares ("Total Shares"). On March 18, 2008 at the Annual and Special Meeting of Shareholders, the Shareholders of the Company approved an amendment to the 2006 Stock Option Plan increasing the number of Shares reserved for issuance there under from 2,000,000 to 2,899,044. Any Stock Option granted under the 2006 Stock Option Plan which has been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan, effectively resulting in a re-loading of the number of shares available for grant under the 2006 Stock Option Plan. Any shares subject to an option granted under the 2006 Stock Option Plan which for any reason is surrendered, cancelled or terminated or expires without having been exercised shall again be available for subsequent grant under the 2006 Stock Option Plan.

Under the 2006 Stock Option Plan, at no time shall: (i) the number of shares reserved for issuance pursuant to Stock Options granted to any one optionee exceed 10% of the Total Shares; (ii) the number of shares, together with all security based compensation arrangements of the Company in effect, reserved for issuance pursuant to Stock Options granted to any "insiders" (as that term is defined under the Securities Act (Ontario)) exceed 10% of the total number of issued and outstanding shares. In addition, the number of shares issued to insiders pursuant to the exercise of Stock Options, within any one year period, together with all security based compensation arrangements of the Company in effect, shall not exceed 10% of the total number of issued and outstanding shares.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

12.      STOCK BASED COMPENSATION-CONT'D

The purchase price (the “Price”) per share under each Stock Option shall be determined by the board of directors or a committee, as applicable. The Price shall not be lower than the closing market price on the TSX, or another stock exchange where the majority of the trading volume and value of the Shares occurs, on the trading day immediately preceding the date of grant, or if not so traded, the average between the closing bid and asked prices thereof as reported for the trading day immediately preceding the date of the grant; provided that if the shares have not traded on the TSX or another stock exchange for an extended period of time, the “market price” will be the fair market value of the shares at the time of grant, as determined by the board of directors or committee. The board of directors or committee may determine that the Price may escalate at a specified rate dependent upon the date on which an option may be exercised by the Eligible Participant.

Options shall not be granted for a term exceeding ten years (or such shorter or longer period as is permitted by the TSX) (the “Option Period”).

Year 2006-2007.

On January 19, 2007, the shareholders of the Company approved, subject to regulatory approval, the extension of 2,064,000 options held by all current officers, directors, consultants and employees in the 2003 Stock Option Plan and the adding of an additional 2,000,000 common shares of stock to the 2006 Stock Option Plan. The TSX approved the 2006 Stock Option plan on March 9, 2007.

On March 20, 2007 the board of directors granted options to an officer and director to acquire 250,000 shares, to vest at the rate of 1/24 per month and can be exercised over a period of five (5) years. The exercise price was set at $0.43 (CDN$0.50) per share. These options were granted under the Company’s 2006 stock option plan. These options were cancelled on March 13, 2008.

On March 28, 2007 the board of directors granted options to a consultant to acquire 150,000 shares, to vest at the rate of 1/12 per month and can be exercised over a period of five (5) years. The exercise price was set at $0.41 (CDN$0.47) per share. These options were granted under the Company’s 2006 stock option plan. On March 13, 2008 these options were cancelled.

Year 2007-2008.

During the year ended April 30, 2008, the following stock options were granted under the 2006 stock option plan:

a) On August 15, 2007 Stock options to one consultant to purchase 125,000 common shares each at an exercise price of $0.42 (CND $0.45) per share. These options were granted in accordance with the terms of the Company's 2006 Stock Option Plan and shall vest at 31,250 options each on November 15, 2007, February 15, 2008, May 15, 2008 and August 15, 2008 respectively. The first exercise date of the option is August 15, 2008 and these options shall expire on August 15, 2010. The Company terminated the contract with this consultant effective February 15, 2008.

b) On September 28, 2007 Stock Options to one officer to purchase 200,000 common shares at a price of $0.38 (CDN$0.38) and to one employee to purchase 100,000 common shares at a price of $0.39 (CDN$0.39) per share. These options were granted in accordance with the terms of the Company's 2006 Stock Option Plan. Options to the officer shall vest at the rate of one twelfth (1/12) each month, commencing, on the 1st day of October 2007, for a period of twelve months. The options granted shall be for a term of 5 years. Options to the employee shall vest at the rate of one twenty-forth (1/24) each month, commencing on October 28, 2007, for a period of 24 months. The options granted shall be for a term of 5 years. Subsequent to the year ended April 30, 2008 the 200,000 options granted to one officer were cancelled on June 11, 2008.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

12.      STOCK BASED COMPENSATION-CONT'D

c) On December 18, 2007 Stock Options to one officer to purchase 200,000 common shares at a price of $0.24 (CDN$0.24) .. These options were granted in accordance with the terms of the Company's 2006 Stock Option Plan. The options granted were fully vested upon issuance and have a term of 5 years.

d) On January 14, 2008 Stock Options to two directors to purchase 200,000 common shares each at a price of $0.31 (CDN$0.31), to two directors to purchase 100,000 common shares each at a price of $0.31 (CDN$0.31), to two officers to purchase 75,000 common shares each at a price of $0.31 (CDN$0.31) and to one employee to purchase 75,000 common shares at a price of $0.31 (CDN$0.31), for a total of 825,000 options. These options were granted in accordance with the terms of the Company's 2006 Stock Option Plan. The options granted were fully vested upon issuance and have a term of 5 years.

e) On February 21, 2008 the Company issued stock options under it's 2006 Stock Option Plan to a director to purchase 150,000 common shares at a price of $0.28 (CDN$0.28) . All of the options vested immediately. The options granted were fully vested upon issuance and have a term of 5 years.

f) On March 25, 2008 the Company issued stock options under it's 2006 Stock Option Plan to an officer to purchase 200,000 common shares at a price of $0.22 (CDN$0.22) . All of the options vested immediately. The options granted were fully vested upon issuance and have a term of 5 years.

g) On April 8, 2008 the Company issued stock options under it's 2006 Stock Option Plan to two directors to purchase 50,000 common shares each at a price of $0.20 (CDN$0.20) . All of the options vested immediately. The options granted were fully vested upon issuance and have a term of 5 years.

Cancellation/Expiration of Stock Options

On February 12, 2008 the Company issued notice of termination of the contract with one consultant effective as of February 15, 2008. The 31,250 options granted under the contract to vest on each of May 15, 2008 and August 15, 2008 respectively were cancelled.

On March 13, 2008 the 248,000 stock options from the 2003 Stock Option Plan and the 250,000 stock options from the 2006 Stock Option Plan, granted to one former officer and director were cancelled.

On March 13, 2008 the 150,000 stock options from the 2006 Stock Option Plan granted to one former consultant were cancelled.

On April 15, 2008 20,000 stock options from the 2003 Stock Option Plan granted to one former consultant expired.

For this year ended April 30, 2008, the Company has recognized in the financial statements, stock-based compensation costs as per the following details. The fair value of each option used for the purpose of estimating the stock compensation is based on the grant date using the Black-Scholes option pricing model with the following weighted average assumptions:

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

12.      STOCK BASED COMPENSATION-CONT'D

	19-Jan	20- Mar	28- Mar	15-Aug	28- Sept	18-Dec	14-Jan	21-Feb	25-Mar	Apr 8-
	2007	2007	2007	2007	2007	2007	2008	2008	2008	2008	TOTAL

Risk free rate	4.5%	4.5%	4.5%	5%	4.5%	5.0%	5.0%	5.0%	5.0%	5.0%

Volatility factor	45.19%	57.48%	98.67%	91.68%	92.20%	101.61%	95.77%	94.49%	94.92%	94.92%

Stock-based
compensation
cost expensed
during the year
ended April 30,
2008	$167,515	$22,973	$41,314	$14,850	$45,760	$31,738	$183,724	$27,194	$34,444	$14,816	$584,328

Unexpended Stock
based
compensation
cost deferred
over the vesting
period	-	-	-	-	$26,454	-	-	-	-	-	$26,454

As of April 30, 2008 there was $26,454 of unrecognized expenses related to non-vested stock-based compensation arrangements granted. The stock-based compensation expense for the years ended April 30, 2008 and April 30, 2007 was $584,328 and $451,273 respectively.

The following table summarizes the options outstanding as at April 30:

	Option Price	Number of shares
Expiry Date	Per Share	2008	2007
15-Dec-09	$0.75	250,000	250,000
5-Jan-10	$0.75	12,000	60,000
28-Jun-10	$0.55	490,000	490,000
15-Apr-08	$0.58	-	20,000
15-Aug-10	$0.45	62500
13-Dec-10	$1.19	576,000	1,026,000
13-Dec-10	$1.19	88,000	88,000
20-Jan-11	$0.85	150,000	150,000
20-Mar-12	$0.43	-	250,000
28-Mar-12	$0.41	-	150,000
28-Sep-12	$0.38	200,000
28-Sep-12	$0.39	100,000
18-Dec-12	$0.24	200,000

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

12.      STOCK BASED COMPENSATION-CONT'D

14-Jan-13	$0.31	825,000
21-Feb-13	$0.28	150,000
25-Mar-13	$0.22	200,000
8-Apr-13	$0.20	100,000
		3,403,500	2,484,000
Weighted average exercise price at end of year		0.57	0.89

	Number of Shares
	2007-2008	2006-2007
Outstanding, beginning of year	2,484,000	2,958,000
Granted	1,900,000	400,000
Expired	(20,000)	(800,000
Exercised	-	(74,000)
Forfeited	(960,500)
Cancelled
Outstanding, end of year	3,403,500	2,484,000
Exercisable, end of year	3,249,334	1,625,786

The Company subsequently forfeited 200,000 options on June 11, 2008 due to the resignation of an officer of the Company.

13.      RESTRICTED CASH

Under Canadian income tax regulations, a company is permitted to issue flow-through shares whereby the company agrees to incur qualifying expenditures and renounce the related income tax deductions to the investors. Notwithstanding that, there is no specific requirement to segregate the funds. The flow-through funds which are unexpended at the consolidated balance sheet date are considered to be restricted and are not considered to be cash or cash equivalents. As of April 30, 2008, unexpended flow-through funds were $817,092 (CDN $822,975).

14.      SHORT-TERM INVESTMENT IN AVAILABLE- FOR- SALE SECURITIES

The Company entered into a subscription agreement dated as of April 3, 2007 (the “Agreement”) with Industrial Minerals, Inc. (“Industrial Minerals”) to acquire (i) 5,000,000 common shares of Industrial Minerals at a price of $0.05 per share and (ii) a Warrant entitling the holder: (a) to purchase 5,000,000 common shares of Industrial Minerals at a purchase price of $0.05 per share (the “option price”) or, at the option of the holder, (b) to surrender the Warrant for a number of common shares to be determined by application of an anti-dilution formula which would result in a larger number of shares issued to the holder if the market price of the common stock is less than the option price at the time of exercise. The Warrant expired on April 3, 2008. The total subscription price paid by the Company was $250,000. The Company entered into the Agreement as of May 14, 2007. The common stock of Industrial Minerals is quoted on the Over-the-Counter Bulletin Board under the symbol, “IDSM.” The Company accounted for this investment as a short term investment in available-for-sale securities. On August 17, 2007, the Company entered into an agreement with Global Capital SPE-1 LLC (“Global”) pursuant to which Global agreed to purchase 2 million shares of Industrial Minerals Inc. (“IDSM”) held by the Company for consideration of $140,000. Pursuant to the Agreement, Global had the option to purchase from the Company an additional 3 million shares of IDSM for consideration of $210,000. The Company also assigned to Global 5 million warrants to purchase IDSM stock. The Company will receive up to $100,000 in the event that Global exercises all or a portion of the warrants. Global consummated the purchase of the first 2 million shares of IDSM on September 6, 2007 and another 1,000,000 shares on January 30, 2008 and paid the Company a total of $210,000. The Company accounted for $60,000 as realized gain on sale of securities to Global as a credit to the general and administrative expenses and reduced the unrealized gain of $100,000 to $40,000. During the periods of March and April 08, the Company sold an additional 1,550,000 common shares in the open market for a total consideration of $130,040. The Company accounted for $52,540 as realized gain on sale of securities in the open market as a credit to the general and administrative expense and reduced the unrealized gain further by $31,000 to $9,000.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

14.      SHORT-TERM INVESTMENT IN AVAILABLE- FOR- SALE SECURITIES-CONT'D

Subsequent to the year ended April 30, 2008 the Company sold the balance of 450,000 shares of Industrial Minerals, Inc. at an average selling price of $.0655 for a total consideration of $29,460 in the open market.

15.      OTHER LIABILITY

Year ended April 30, 2007

On December 28, 2006, the Company completed a brokered private placement of 2,823,049 flow-through special warrants (which qualify as flow-through shares for the purposes of the Canadian Income Tax Act) Proceeds received from such warrants were allocated by the Company between the offering for shares and the sale of tax benefits. The amount of $366,996 attributable to the sale of taxable benefits was credited to Other Liabilities. On renunciation of eligible exploration expenses in January of 2007, this Liability was reversed and included in income under Income tax recovery.

Year ended April 30, 2008

On August 16, 2007 the Company completed a brokered private placement through the issuance of 543,615 flow-through units at a price of $0.49 (CDN$0.52) per Flow-Through Unit for gross proceeds of $262,884 (CDN$282,680). The proceeds raised were allocated between the offering of shares and the sale of tax benefits. A liability of $35,381 was recognized for the sale of taxable benefits, which was reversed and credited to income when the Company renounced resource expenditure deduction to the investor in January 2008.

On November 16, 2007 the Company completed a brokered private placement through the issuance of 1,071,770 flow-through units at a price of $0.53 (CDN$0.52) per Flow-Through Unit for gross proceeds of $572,315 (CDN$557,320). The proceeds raised were allocated between the offering of shares and the sale of tax benefits. A liability of $77,043 was recognized for the sale of taxable benefits, which was reversed and credited to income when the Company renounced resource expenditure deduction to the investor in January 2008.

16.      COMMITMENTS AND CONTINGENCIES

a) Mount Hinton Property Mining Claims

On July 7, 2002 Yukon Gold Corp. (“YGC”) entered into an option agreement with the Hinton Syndicate to acquire a 75% interest in the 273 unpatented mineral claims covering approximately 14,000 acres in the Mayo Mining District of Yukon, Canada. This agreement was replaced with a revised and amended agreement (the “Hinton Option Agreement”) dated July 7, 2005 which superseded the original agreement and amendments thereto. The new agreement is between the Company, its wholly-owned subsidiary YGC and the Hinton Syndicate.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

16.      COMMITMENTS AND CONTINGENCIES-CONT'D

a) Mount Hinton Property Mining Claims- cont'd

YGC must make scheduled cash payments and perform certain work commitments to earn up to a 75% interest in the mineral claims, subject to a 2% net smelter return royalty in favor of the Hinton Syndicate, as further described below.

The schedule of Property Payments and Work Programs are as follows:

PROPERTY PAYMENTS

On execution of the July 7, 2002 Agreement	$ 19,693 (CDN$ 25,000) Paid
On July 7, 2003	$ 59,078 (CDN$ 75,000) Paid
On July 7, 2004	$118,157 (CDN$ 150,000) Paid
On January 2, 2006	$125,313 (CDN$ 150,000) Paid
On July 7, 2006	$134,512 (CDN$ 150,000) Paid
On July 7, 2007	$141,979 (CDN$ 150,000) Paid
On July 7, 2008	$148,928 (CDN$ 150,000) Subsequently paid
TOTAL	$747,661 (CDN$850,000)

WORK PROGRAM-expenditures to be incurred in the following periods;

July 7/02 to July 6/03	$ 118,157 (CDN$ 150,000) Incurred
July 7/03 to July 6/04	$ 196,928 (CDN$ 250,000) Incurred
July 7/04 to July 6/05	$ 256,006 (CDN$ 325,000) Incurred
July 7/05 to Dec. 31/06	$ 667,795 (CDN$ 750,000) Incurred
Jan. 1/07 to Dec. 31/07	$ 937,383 (CDN$ 1,000,000) Incurred
Jan. 1/08 to Dec. 31/08	$1,241,064 (CDN$ 1,250,000)**Deferred
Jan. 1/09 to Dec. 31/09	$1,489,277 (CDN$ 1,500,000)
TOTAL	$4,906,610 (CDN$5,225,000)

By letter agreement dated August 17, 2006, the Hinton Syndicate agreed to allow the Company to defer a portion of the Work Program expenditure scheduled to be incurred by December 31, 2006. The agreement to defer such Work program expenditures was due to the mechanical break-down of drilling equipment and the unavailability of replacement drilling equipment at the Mount Hinton site. As a result, the Company was allowed to defer the expenditure of approximately $220,681 (CDN$235,423) until December 31, 2007. The Company had incurred that expenditure in addition to the expenditure for January 1 to December 31, 2007 as at October 31, 2007. All other Property Payments and Work Program expenditures due have been made and incurred.

**By letter agreement dated February 29, 2008, the Company gave notice to the Hinton Syndicate that all of the Work Program expenditures scheduled to be incurred by December 31, 2008 would be deferred until December 31, 2009. Subsection 2.2(f) of the Hinton Option Agreement provides that if Yukon Gold has earned at least 25% of the right, title and interest in the Property as provided for in Subsection 2.2(e) of the Hinton Option Agreement and is unable to meet its next year's Work Program expenditures as set out in Section 2.2 of the Hinton Option Agreement, it shall be entitled to extend the time required to incur the Work Program expenditures from year to year by giving notice to the Hinton Syndicate to such effect; provided that the full amount of the Work Program expenditures has been incurred by December 31, 2009.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

16.      COMMITMENTS AND CONTINGENCIES-CONT'D

a)        Mount Hinton Property Mining Claims- cont'd

Provided all Property Payments have been made that are due prior to the Work Program expenditure levels being attained, YGC shall have earned a:

25% interest upon completion of Work Program expenditures of $1,587,806 (CDN$1,500,000)

50% interest upon completion of Work Program expenditures of $2,646,343 (CDN$2,500,000)

75% interest upon completion of Work Program expenditures of $4,906,610 (CDN$5,225,000)

YGC earned a 50% interest in the claims covered by the Hinton Option Agreement as at October 31, 2007. In some cases, payments made to service providers include amounts advanced to cover the cost of future work. These advances are not loans but are considered “incurred” exploration expenses under the terms of the Hinton Option Agreement. Section 2.2(a) of the Hinton Option Agreement defines the term, “incurred” as follows: “Costs shall be deemed to have been “incurred” when YGC has contractually obligated itself to pay for such costs or such costs have been paid, whichever should first occur.” Consequently, the term, “incurred” includes amounts actually paid and amounts that YGC has obligated itself to pay.

The Hinton Option Agreement contemplates that upon the earlier of: (i) a production decision or (ii) investment of $4,906,610 (CDN$5,225,000) or (iii) YGC has a minority interest and decides not to spend any more money on the project, YGC's relationship with the Hinton Syndicate will become a joint venture for the further development of the property. Under the terms of the Hinton Option Agreement, the party with the majority interest would control the joint venture. Although YGC had earned a 50% interest as at October 31, 2007, if the relationship is converted to a joint venture currently, YGC's interest would automatically be reduced to a 45% interest in the joint venture (by the terms of the Hinton Option Agreement) and the Hinton Syndicate would control the joint venture. Once the 75% interest is earned, as described above, YGC has a further option to acquire the remaining 25% interest in the mineral claims for a further payment of $4,964,257 (CDN$5,000,000).

The Hinton Option Agreement provides that the Hinton Syndicate receives a 2% “net smelter return royalty.” In the event that the Company exercises its option to buy-out the remaining 25% interest of the Hinton Syndicate (which is only possible if the Company has reached a 75% interest, as described above) then the “net smelter return royalty” would become 3% and the Hinton Syndicate would retain this royalty interest only. The “net smelter return royalty” is a percentage of the gross revenue received from the sale of the ore produced from the mine less certain permitted expenses.

The Hinton Option Agreement entitles the Hinton Syndicate to recommend for appointment one member to the board of directors of the Company.

The Hinton Option Agreement provides both parties (YGC and the Hinton Syndicate) with rights of first refusal in the event that either party desires to sell or transfer its interest.

The Hinton Syndicate members each have the option to receive their share of property payments in stock of the Company at a 10% discount to the market. YGC and the Company have a further option to pay 40% of any property payment due after the payment on January 2, 2006 with common stock of the Company. On July 7, 2007 the Company issued 136,364 common shares, with the approval of the TSX, in settlement of 40% of the property payment due on July 7, 2007. The shares represent $57,252 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.42 (CDN$0.44) each. The $84,727 (CDN$90,000) balance was paid in cash to the members of the Hinton Syndicate on July 7, 2007. This entire issuance of shares and cash payment was expensed as project expense. Subsequent to April 30, 2008 on July 7, 2008, the Company issued 476,189 common shares in settlement of a property payment on the Mount Hinton property. These shares represent $59,572 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.126 (CDN$0.126) each. The balance of the property payment in the amount of $89,357(CDN$90,000) was paid in cash.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

16.      COMMITMENTS AND CONTINGENCIES-CONT'D

a)        Mount Hinton Property Mining Claims- cont'd

The Hinton Option Agreement pertains to an “area of interest” which includes the area within ten kilometres of the outermost boundaries of the 273 mineral claims, which constitute our mineral properties. Either party to the Hinton Option Agreement may stake claims outside the 273 mineral claims, but each must notify the other party if such new claims are within the “area of interest.” The non-staking party may then elect to have the new claims included within the Hinton Option Agreement. As of December 11, 2006, there were an additional 24 claims staked, known as the “Gram Claims” which became subject to the Hinton Option Agreement. Subsequent to April 30, 2008 there were an additional 18 claims staked, known as the “Gram Claims” which became subject to the Hinton Option Agreement.

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Mount Hinton project which was revised on May 15, 2007. The Company paid cash calls in the amount of $2,152,317 (CDN$2,105,200) for the 2007 Work Program. The Company had approximately $70,304 (CDN$75,000) on deposit left over from the 2006 cash call schedule. On May 15, 2007 the Company paid $180,164 (CDN$200,000), on June 15, 2007 the Company paid $202,684 (CDN$225,000), being two of the four cash call payments. Due to delays in the drilling program the third payment of $635,123 (CDN$600,000), which was due on July 31, 2007 was changed to August 31, 2007. On August 15, 2007 the Company paid $97,259 (CDN$91,880) towards the third cash call payment for the Mount Hinton 2007 Work Program. On August 31, 2007 the Company re-allocated $537,864 (CDN$508,120) being the balance of the third cash call payment from cash call funds previously allocated to the Marg Project. These re-allocated funds were not needed for the Marg Project. The fourth payment of $428,919 (CDN$405,200) which was originally due on August 15, 2007 was changed to and paid on September 15, 2007.

b)      The Marg Property

In March 2005, the Company acquired rights to purchase 100% of the Marg Property, which consists of 402 contiguous mineral claims covering approximately 20,000 acres located in the Mayo Mining District of the Yukon Territory of Canada. Title to the claims is registered in the name of YGC.

The Company assumed the rights to acquire the Marg Property under a Property Purchase Agreement (“Agreement”) with Atna Resources Ltd. (“Atna”). Under the terms of the Agreement the Company paid $119,189 (CDN$150,000) cash and 133,333 common shares as a down payment. The Company made payments under the Agreement for $43,406 (CDN$50,000) cash and an additional 133,333 common shares of the Company on December 12, 2005; $86,805 (CDN$100,000) cash and an additional 133,334 common shares of the Company on December 12, 2006. On December 12, 2007 the Company paid $98,697 (CDN$100,000) being the next payment due.

The Company has agreed to make subsequent payments under the Agreement of: $199,243 (CDN$200,000) in cash and/or common shares of the Company (or some combination thereof to be determined) on or before December 12, 2008. Upon the commencement of commercial production at the Marg Property, the Company will pay to Atna $996,214 (CDN$1,000,000) in cash and/or common shares of the Company, or some combination thereof to be determined.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

16.      COMMITMENTS AND CONTINGENCIES-CONT'D

b)      The Marg Property -cont'd

On April 2, 2007 the Company accepted a proposed work program, budget and cash call schedule for the Marg project. The Company has paid cash calls in the amount of $2,100,528 (CDN$2,281,880) for the 2007 Work Program. The Company had approximately $515,561 (CDN$550,000) on deposit left over from the 2006 cash call schedule. On May 15, 2007 the Company paid $703,037 (CDN$750,000), on June 15, 2007 the Company paid $703,037 (CDN$750,000), and on July 15, 2007 the Company paid $703,037 (CDN$750,000) being three of the four cash call payments. The fourth and final payment of $402,244 (CDN$380,000) was paid on August 15, 2007. On August 31, 2007 the Company re-allocated $537,864 (CDN$508,120) being the balance of the third cash call payment for the Mount Hinton 2007 Work Program from cash call funds previously allocated to the Marg Project. These re-allocated funds were not needed for the Marg Project. On January 23, 2008 the Company was refunded $388,524 (CDN$390,000) as these funds were not needed for the Marg Project.

c)      On August 15, 2007 the Company entered into an investor relations marketing agreement with a consultant for a one year term, with the option to renew for an additional 12 months. In return for services rendered, the Company will pay the consultant $1,992 (CDN$2,000) per month. On August 31, 2007 the Company paid $3,787 (CDN$4,000) being the first and last payments of the contract. On September 15, 2007 the Company paid $1,941 (CDN$2,000) and on October 15, 2007 the Company paid $2,048 (CDN$2,000), being the second and third payments respectively. On November 15, 2007 the Company paid $2,030 (CDN$2,000) being the fourth payment of the contract. On December 14, 2007 the Company paid $1,967 (CDN$2,000) and on January 15, 2008 the Company paid $1,967 (CDN$2,000), being the fifth and sixth payments of the contract respectively. In addition, the consultant has been granted an option to purchase 125,000 shares of the Company at $0.45 (CDN$0.45) per share, with the option vesting in equal quarterly amounts of 31,250 shares on November 15, 2007, February 15, 2008, May 15, 2008 and August 15, 2008, and the first exercise date being August 15, 2008 and an expiry date of August 15, 2010. Subsequently on February 12, 2008 the Company terminated the contract and the Company received a refund on March 11, 2008 of $1,295(CDN$1,300) previously paid on August 31, 2007 to cover the last payment of the one year term. The 31,250 options granted under the contract to vest on each of May 15, 2008 and August 15, 2008 respectively were also cancelled.

d)      On December 5, 2007 the Company entered into an agreement with a consultant to create investor awareness for a period of six months, commencing on December 5, 2007 for a fee of $20,000 and 300,000 restricted common shares to be issued in equal tranches of 50,000 shares at the end of each month during the term of the agreement. On December 6, 2007 the Company received conditional approval from the TSX to issue the 300,000 restricted shares as per the terms of the agreement. The consulting fee of $20,000 was paid on December 11, 2007. The Company had accrued the expense of $22,000 for 100,000 shares to be issued to January 31, 08 . Due to non-performance of the agreement by the consultant, the Company has obtained legal opinion that it is not obligated to issue any of the restricted 300,000 common shares. The consulting expense accrual for $22,000 set up during the quarter ended January 31, 08 was reversed and credited back to income in the last quarter of 2008. The Company has also paid the requisite fee to the TSX for cancellation of all of these shares.

e)       Effective as of December 15, 2007 the Company entered into a consulting agreement with Ronald Mann (the “Mann Agreement”), pursuant to which Mr. Mann was retained as the Company's President and Chief Executive Officer. The board of directors of the Company appointed Mr. Mann to fill a vacancy on the board of directors, also effective as of December 15, 2007. The Mann Agreement has a one-year term commencing on December 15, 2007, and is automatically renewable thereafter, unless terminated pursuant to the terms of the Mann Agreement. Mr. Mann and the Company shall indicate their respective intentions to renew the term after the passage of eight (8) months from the date of the Mann Agreement. Pursuant to the Mann Agreement, Mr. Mann will receive an annual consulting fee of $148,928 (CDN$150,000). In addition, Mr. Mann received 500,000 warrants to purchase shares of the Company's common stock (the “Mann Warrants”). The Mann Warrants shall have a term of 5 years and an exercise price of the fair market value of the Company's common stock on their date of issuance. 250,000 of the Mann Warrants were fully vested upon issuance, with the remaining 250,000 vesting 6 months from the date of issuance, on June 15, 2008 subsequent to the year ended April 30, 2008.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

16.      COMMITMENTS AND CONTINGENCIES-CONT'D

f)      As of December 18, 2007 the Company entered into a consulting agreement with Cletus Ryan (the “Ryan Agreement”) pursuant to which Mr. Ryan was retained as the Company's Vice President, Corporate Development. The Ryan Agreement has a six-month term commencing on December 18, 2007 and is automatically renewable thereafter, unless terminated pursuant to the terms of the Ryan Agreement.

Pursuant to the Ryan Agreement, Mr. Ryan will receive an annual consulting fee of $119,142 (CDN$120,000). In addition, Mr. Ryan received 200,000 options to purchase shares of the Company's common stock (the “Ryan Options”). The Ryan Options were fully vested upon the date of issuance. On March 7, 2008 the Company renewed the Ryan Agreement for an additional six months.

g)      On February 11, 2008 by letter engagement agreement the Company contracted the services of a Corporate Secretarial company to fill the role of Mrs. Lisa Rose during her maternity leave for a monthly fee of $1,340 (CDN$1,350) plus eligible expenses.

h)      On February 18, 2008 the Company and YGC, it’s wholly-owned subsidiary, signed a surface drilling contract with a diamond drilling company for the Marg Project to commence on or about June 18, 2008, with an estimated all-in cost of $1,985,703 (CDN$2,000,000). On February 18, 2008 the Company paid $148,928 (CDN$150,000) as a deposit per the terms of the contract.

i)      On March 10, 2008 the Company entered into a contract with a global mining consultancy business for a scoping study and to prepare a report pursuant to the terms of Canadian National Instrument 43-101, regarding the Marg Deposit at an estimated cost of $79,428 (CDN$80,000). The Company paid $18,579 (CDN $18,713) at April 30, 2008. Subsequent to the year end, the Company has paid an additional $7,270 (CDN$7,322).

j)      On March 18, 2008 the Company entered into a consulting agreement with Gary Cohoon (the “Cohoon Agreement”) pursuant to which Mr. Cohoon was retained as Vice-President, Exploration, of the Company. The Cohoon Agreement has a one-year term commencing on March 18, 2008 and is automatically renewable thereafter, unless terminated pursuant to its terms. Pursuant to the Cohoon Agreement, Mr. Cohoon will receive an annual consulting fee of $139,000 (CDN$140,000). Additionally, Mr. Cohoon received 200,000 options to purchase shares of the Company's common stock (the “Cohoon Options”). The Cohoon Options fully vested upon issuance.

k)      On April 10, 2008 by letter agreement the Company procured the services of Galina Morozova through a contract position as a Geologist with YGC, the Company’s wholly-owned subsidiary commencing April 15, 2008 until August 31, 2008. Ms. Morozova will receive $6,454 (CDN$6,500) per month until the project begins at the Marg Property on approximately June 15, 2008, whereupon Ms. Morozova will receive $496 (CDN$500) per day plus expenses for the duration of the term of the letter agreement.

l)      On April 29, 2008 the Company entered into a letter agreement with R. Andrew Hureau for a contract position as Senior Geologist with YGC, the Company’s wholly-owned subsidiary. Mr. Hureau’s position commenced on May 1, 2008 at a rate of $745 (CDN$750) per day plus expenses. The letter agreement states that the term is on commencement and for the duration of drilling on the Marg Project, approximately mid June, 2008 to the end of August, 2008, on a regular schedule.

m)    The Company entered into a five year operating lease for its Corporate office which was executed on March 27, 2006. The lease commenced July 1, 2006. Minimum lease commitments under the lease are as follows:

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

16.      COMMITMENTS AND CONTINGENCIES-CONT'D

Minimum lease
Years ending April 30,	commitment
2009	$ 47,538	(CDN $47,880)
2010	$ 49,384	(CDN $49,740)
2011	$ 49,754	(CDN $50,112)
2012	$ 8,293	(CDN $ 8,353)

17.      OBLIGATION UNDER CAPITAL LEASE

The following is a summary of future minimum lease payments under the capital lease, together with the balance of the obligation under the lease:

Years ending April 30,
2009	$3,551	(CDN$ 3,577)
2010	$3,551	(CDN$ 3,577)
2011	$3,551	(CDN$ 3,577)
2012	$889	(CDN$ 894)
Total minimum lease payments	$11,542	(CDN$11,625)
Less: Deferred Interest	$1,233	(CDN$ 1,242)
	$10,309	(CDN$10,383)
Current Portion	$3,100	(CDN$ 3,122)
Long-Term Portion	$7,209	(CDN$7,261)

18.      RELATED PARTY TRANSACTIONS

2006-2007

The Company and its subsidiary expensed a total of $208,855 in consulting fees to three Company Directors, and $94,504 to two of its officers.

The Company issued 141,599 common shares for the settlement of an accrued liability to an ex officer and director. The accrued severance amount of $113,130 (CDN$128,855) was converted to 141,599 common shares at $0.80 (CDN$0.91) .

The directors & officers exercised stock options during the year as follows: One former director exercised 50,000 stock options at $0.75 per common share. One officer exercised 24,000 stock options at $0.75 per common share.

2007-2008

The Company and its subsidiary expensed a total of $253,270 in consulting fees & wages to seven Company Directors, and $258,176 to five of its officers.

No director or officer exercised stock options during the year.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

19.	INCOME TAXES

a)	Deferred Income Taxes

The Company has deferred income tax assets as follows:

	2008	2007
	$	$
Net operating loss carried forward	10,565,005	6,006,373
Deferred Income tax on loss carried forward	3,644,943	2,162,294
Valuation allowance	(3,644,943)	(2,162,294)

Deferred income taxes	-	-

Reconciliation between the statutory federal income tax rate and the effective income tax rate of income tax expense for the period ended April 30, 2008 and 2007 is as follows:

	2008	2007
Statutory Federal income tax rate	34.5%	36.0%
Valuation allowance	(34.5%)	(36.0%)

The Company has determined that realization of a deferred tax asset is not likely and therefore a valuation allowance has been recorded against this deferred income tax asset.

b)	Current Income Taxes

As of April 30, 2008 the Company has non-capital losses of approximately $10,560,587 available to offset future taxable incomes which expire as follows:

2009	$189,093
2010	$254,194
2014	$206,177
2015	$336,038
2023	$1,200
2024	$96,273
2025	$543,414
2026	$1,137,406
2027	$3,585,249
2028	$4,216,011

On August 20, 2007 Mrs. Lisa Rose was appointed Corporate Secretary of YGC, the Company’s wholly-owned subsidiary.

On October 30, 2007, the Company's board of directors accepted the resignation of Chester Idziszek in his capacity as director and as a member of the Audit Committee, effective as of October 22, 2007. There were no disagreements between the Company and Mr. Idziszek with respect to the Company's operations, policies or practices. On December 6, 2007 the board appointed Mr. Howard Barth to fill the vacancy left by Mr. Idziszek on the Audit Committee. Mr. Barth's appointment will expire on April 30, 2008.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

20.      CHANGES IN OFFICERS AND DIRECTORS-CONT'D

On December 13, 2007 the Company's board of directors accepted the resignation of Mr. Paul A. Gorman in his capacity as CEO and as a director. There were no disagreements between the Company and Mr. Gorman with respect to the Company's operations, policies or practices. Mr. Ken Hill was appointed interim CEO until a successor for Mr. Gorman was appointed.

On December 15, 2007 the Company's board of directors appointed Mr. Ronald K. Mann as President and CEO and a director.

On December 18, 2007 the Company's board of directors appointed Mr. Cletus J. Ryan as Vice President Corporate Development.

On January 10, 2008 Mr. Ronald K. Mann was appointed President and CEO and a director of YGC, the Company’s wholly-owned subsidiary.

On January 14, 2008 the Company's board of directors formed an Executive Committee and appointed Mr. J.L Guerra, Jr, Mr. Kenneth J. Hill and Mr. Ronald K. Mann, all directors of the Company, to sit on said committee.

On February 21, 2008 the Company's board of directors accepted the resignation, effective March 11, 2008 of Mr. Stewart Fumerton as Vice President, Exploration. There were no disagreements between Mr. Fumerton and the Company with respect to the Company's operations, policies or practices.

On February 21, 2008 the Company's board of directors appointed Mr. G.E. (Ted) Creber as a director and member of the Audit Committee.

On March 18, 2008 the Company’s board of directors appointed Mr. Gary Cohoon as Vice President, Exploration.

On April 30, 2008 Mr. Howard Barth’s appointment to fill the vacancy left by Mr. Chester Idziszek on the Audit Committee expired.

21.      SUBSEQUENT EVENTS

Subsequent to the year ended April 30, 2008 the Company sold the balance of 450,000 shares of Industrial Minerals, Inc. at an average selling price of $.0655 for a total consideration of $29,460 in the open market.

On May 5, 2008 the Company entered into an investor relations agreement (the “Equicom Agreement”) with Equicom Group Inc. (“Equicom”) pursuant to which Equicom was retained to provide the Company with general marketing and business consulting services for an initial term of one year, then renewable thereafter. Equicom will receive an annual work fee of $59,571 (CDN$60,000), payable in monthly installments of $4,964 (CDN$5,000). The initial prorated retainer in the amount of $4,319 (CDN$4,350) and the June 1-30, 2008 installment of $4,964 (CDN$5,000) were made on May 30, 2008. On July 1, 2008 the installment covering July 1-31, 2008 of $4,964 (CDN$5,000) was paid.

On May 16, 2008 the Company entered into a consulting agreement (the “Clarke Agreement”) with Clarke Capital Group Inc. (“Clarke”) pursuant to which Clarke was retained to provide the Company with investor relations and business communications services for an initial term of 6 months, renewable thereafter for an additional 6 month term. Upon execution of the Clarke Agreement the Company paid Clarke $14,893 (CDN$15,000). Clarke will also receive a monthly work fee of $3,475 (CDN$3,500) during the term of the agreement. Upon renewal, Clarke will receive an additional payment of $9,928 (CDN$10,000). Pursuant to the Clarke Agreement, the Company issued Clarke 50,000 shares of common stock on July 14, 2008, with an additional 50,000 shares issuable upon renewal.

YUKON GOLD CORPORATION, INC.
(An Exploration Stage Mining Company)
Notes to Consolidated Financial Statements
April 30, 2008 and April 30, 2007
(Amounts expressed in US Dollars)

21.      SUBSEQUENT EVENTS - CONT'D

On May 20, 2008 YGC, the Company’s wholly-owned subsidiary entered into a service provision agreement with a company to provide cooking and first aid services on the Marg Property from June 15, 2008 to September 30, 2008. On June 4, 2008 the Company paid a $9,929 (CDN$10,000) advance to the service provider as per the terms of the agreement.

On June 11, 2008 the Company cancelled 200,000 stock options held by a former officer.

On June 16, 2008 an additional 18 claims were staked, known as the “Gram Claims” which became subject to the Hinton Option Agreement.

On June 17, 2008 the balance of 250,000 warrants granted to Ronald Mann vested.

On July 3, 2008 the board of directors appointed Kathy Chapman Interim Corporate Secretary to temporarily fill the Corporate Secretary position while Mrs. Lisa Rose is on maternity leave.

On July 7, 2008, the Company issued 476,189 common shares in settlement of a property payment on the Mount Hinton property. These shares represent $59,572 (CDN$60,000) which is 40% of the contracted payment and were valued at $0.126 (CDN$0.126) each. The balance of the property payment in the amount of $89,357(CDN$90,000) was paid in cash.

On July 23, 2008 the Company closed the first tranche of a non-brokered private placement of up to $992,851 (CDN$1,000,000). The Company has completed the sale of 4,134,000 common shares on a flow-through basis at a price of $0.15 (CDN$0.15) per share for gross proceeds of $615,578 (CDN$620,010). The Company paid a 5% finders fee on this private placement. The proceeds from the private placement of flow-through shares will be used by Yukon Gold for program expenditures on the Marg Property and the Mount Hinton Property. The private placement was exempt from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended.

Exhibit B

Amendment to By-Laws

BY-LAW AMENDMENT

OF

YUKON GOLD CORPORATION, INC.

BE IT ENACTED as a By-law of Yukon Gold Corporation, Inc. (the "Company") as follows:

Article II, Section 5 of the Company’s By-Laws is hereby repealed and replaced by the following:

Section 5. Shareholder Quorum. One-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Any number of shareholders, even if less than a quorum, may adjourn the meeting without further notice until a quorum is obtained.

MADE by the board of directors of the Company on the 25th day of September, 2008.

CONFIRMED by the shareholders of the Company on the ____ day of October, 2008.